     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 19, 2002

                                                      REGISTRATION NO. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

         REGENT COMMUNICATIONS, INC.                      REGENT BROADCASTING, INC.
(Exact name of registrant as specified in its   (Exact name of registrant as specified in its
                  charter)                                        charter)

          DELAWARE                31-1492857                 DELAWARE                 61-1371632
(State or other jurisdiction   (I.R.S. Employer    (State or other jurisdiction    (I.R.S. Employer
             of                 Identification                  of                  Identification
      incorporation or               No.)                incorporation or                No.)
       organization)                                      organization)

Regent Broadcasting of Albany, Inc.        Delaware   61-1367566
Regent Broadcasting of Chico, Inc.         Delaware   91-1841263
Regent Broadcasting of El Paso, Inc.       Delaware   31-1671469
Regent Broadcasting of Erie, Inc.          Delaware   25-1838559
Regent Broadcasting of Flagstaff, Inc.     Delaware   86-0883259
Regent Broadcasting of Flint, Inc.         Delaware   11-2816474
Regent Broadcasting of Grand Rapids,       Delaware   61-1367565
  Inc.
Regent Broadcasting of Kingman, Inc.       Delaware   86-0883260
Regent Broadcasting of Lafayette, Inc.     Delaware   61-1395450
Regent Broadcasting of Lake Tahoe,         Delaware   91-1841261
  Inc.
Regent Broadcasting of Lexington, Inc.     Delaware   62-1700854
Regent Broadcasting of Mansfield, Inc.     Delaware   11-3356796
Regent Broadcasting of Palmdale, Inc.      Delaware   95-4645821
Regent Broadcasting of Peoria, Inc.        Delaware   37-1409348
Regent Broadcasting of Redding, Inc.       Delaware   91-1841262
Regent Broadcasting of San Diego, Inc.     Delaware   91-1853044
Regent Broadcasting of South Carolina,     Delaware   57-1073151
  Inc.
Regent Broadcasting of St. Cloud, Inc.     Delaware   61-1339265
Regent Broadcasting of St. Cloud II,      Minnesota   41-1606304
  Inc.
Regent Broadcasting of Utica/Rome,         Delaware   31-1671480
  Inc.
Regent Broadcasting of Watertown, Inc.     Delaware   31-1671476
Regent Broadcasting Midwest, Inc.          Delaware   61-1315369
Regent Broadcasting West Coast, Inc.     California   94-3128962
Regent Licensee of Chico, Inc.             Delaware   31-1621681
Regent Licensee of El Paso, Inc.           Delaware   31-1671470
Regent Licensee of Erie, Inc.              Delaware   25-1838861
Regent Licensee of Flagstaff, Inc.         Delaware   31-1621677
Regent Licensee of Kingman, Inc.           Delaware   86-0939969
Regent Licensee of Lake Tahoe, Inc.        Delaware   31-1622685
Regent Licensee of Lexington, Inc.         Delaware   31-1555710
Regent Licensee of Mansfield, Inc.         Delaware   34-1878147
Regent Licensee of Palmdale, Inc.          Delaware   31-1621678
Regent Licensee of Redding, Inc.           Delaware   91-1841262
Regent Licensee of San Diego, Inc.         Delaware   91-1853036
Regent Licensee of South Carolina,         Delaware   57-1073136
  Inc.
Regent Licensee of St. Cloud, Inc.         Delaware   61-1339266
Regent Licensee of Utica/Rome, Inc.        Delaware   31-1671482
Regent Licensee of Watertown, Inc.         Delaware   31-1671477
RepCom, Inc.                              Minnesota   41-1640145
Sartell FM, Inc.                          Minnesota   41-1620938

(Exact name of                             (State or        (I.R.S.
registrant                                     other       Employer
as specified in its                     jurisdiction   Identification
charter)                                          of           No.)
                                        incorporation
                                                  or
                                        organization)

                             ---------------------

      100 EAST RIVERCENTER BOULEVARD, 9TH FLOOR, COVINGTON, KENTUCKY 41011
                                 (859) 292-0030
  (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)
                             ---------------------

                                TERRY S. JACOBS
               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                          REGENT COMMUNICATIONS, INC.
                   100 EAST RIVERCENTER BOULEVARD, 9TH FLOOR
                           COVINGTON, KENTUCKY 41011
                                 (859) 292-0030
 (Name, address, including zip code and telephone number, including area code, of agent for service)
                             ---------------------

                          COPIES OF COMMUNICATIONS TO:
                           RICHARD G. SCHMALZL, ESQ.
                              H. SAMUEL LIND, ESQ.
                           GRAYDON HEAD & RITCHEY LLP
                            1900 FIFTH THIRD CENTER
                               511 WALNUT STREET
                             CINCINNATI, OHIO 45202
                             PHONE: (513) 621-6464
                              FAX: (513) 651-3836
                                                          Continued on next page

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Continued from previous page

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: From time to time after this Registration Statement becomes effective.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                                                  PROPOSED MAXIMUM     PROPOSED MAXIMUM
                   TITLE OF EACH CLASS OF                       AMOUNT TO BE     OFFERING PRICE PER   AGGREGATE OFFERING
               SECURITIES TO BE REGISTERED(1)                    REGISTERED             UNIT             PRICE(2)(3)
-------------------------------------------------------------------------------------------------------------------------
Common Stock of Regent Communications, Inc.
Preferred Stock of Regent Communications, Inc.
Convertible Preferred Stock of Regent Communications, Inc.
Depositary Shares of Regent Communications, Inc.
Debt Securities of Regent Communications, Inc.
Convertible Debt Securities of Regent Communications, Inc.
Warrants to purchase any of the foregoing Securities
Stock Purchase Contracts of Regent Communications, Inc.
Stock Purchase Units of Regent Communications, Inc.
Guarantees of Debt Securities and Convertible Debt
 Securities of Regent Communications, Inc. by Subsidiary
 Guarantors(5)
Debt Securities of Regent Broadcasting, Inc.
Convertible Debt Securities of Regent Broadcasting, Inc.
Guarantees of Debt Securities and Convertible Debt
 Securities of Regent Broadcasting, Inc. by Regent
 Communications, Inc. and Subsidiary Guarantors(5)
Total                                                                (2)                (2)            $250,000,000.00
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------  -----------------
------------------------------------------------------------  -----------------
                                                                  AMOUNT OF
                   TITLE OF EACH CLASS OF                       REGISTRATION
               SECURITIES TO BE REGISTERED(1)                      FEE(4)
------------------------------------------------------------  -----------------
Common Stock of Regent Communications, Inc.
Preferred Stock of Regent Communications, Inc.
Convertible Preferred Stock of Regent Communications, Inc.
Depositary Shares of Regent Communications, Inc.
Debt Securities of Regent Communications, Inc.
Convertible Debt Securities of Regent Communications, Inc.
Warrants to purchase any of the foregoing Securities
Stock Purchase Contracts of Regent Communications, Inc.
Stock Purchase Units of Regent Communications, Inc.
Guarantees of Debt Securities and Convertible Debt
 Securities of Regent Communications, Inc. by Subsidiary
 Guarantors(5)
Debt Securities of Regent Broadcasting, Inc.
Convertible Debt Securities of Regent Broadcasting, Inc.
Guarantees of Debt Securities and Convertible Debt
 Securities of Regent Broadcasting, Inc. by Regent
 Communications, Inc. and Subsidiary Guarantors(5)
Total                                                            $23,000.00
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement also covers delayed delivery contracts which may be issued by the registrants under which the party purchasing such contracts may be required to purchase the securities registered hereunder. Such contracts may be issued together with the specific securities to which they relate. In addition, the securities registered hereunder may be sold separately, together, or as units with other securities registered hereunder.

(2) Not specified as to each class of securities to be registered hereunder pursuant to General Instruction II.D. of Form S-3.

(3) Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(o) of the General Rules and Regulations under the Securities Act of 1933, as amended. If any debt securities or convertible debt securities are issued under this Registration Statement at an original issue discount, the proposed maximum aggregate offering price shall be such greater amount as shall result in net proceeds of $250,000,000.00 to the registrants.

(4) The registration fee of $23,000.00 was calculated pursuant to Rule 457(o) of the General Rules and Regulations under the Securities Act of 1933, as amended, by multiplying (A) .000092 by (B) the proposed maximum aggregate offering price.

(5) Pursuant to Rule 457(n) of the General Rules and Regulations under the Securities Act of 1933, as amended, no separate fee is payable with respect to the Guarantees registered hereby.

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                  SUBJECT TO COMPLETION, DATED MARCH 19, 2002

PROSPECTUS

                          [REGENT COMMUNICATIONS LOGO]

     Regent may offer from time to time, at prices and on terms to be determined:

     - shares of common stock;

     - shares of preferred stock, which may be convertible into common stock;

     - depositary shares representing fractions of shares of preferred stock;

     - debt securities, which may be convertible and could consist of debentures, notes or other types of debt;

     - warrants to purchase any of the foregoing securities;

     - stock purchase contracts;

     - stock purchase units; and/ or

     - guarantees of the debt securities of Regent Broadcasting, Inc.

     Regent Broadcasting, Inc. may offer from time to time, at prices and on terms to be determined:

     - debt securities, which may be convertible and could consist of debentures, notes or other types of debt; and/or

     - guarantees of the debt securities of Regent Communications, Inc.

     Some of our direct and indirect wholly-owned subsidiaries may guarantee the debt securities of Regent and/or Regent Broadcasting, Inc. offered under this prospectus.

     Unless provided otherwise in a prospectus supplement, the aggregate offering price of the securities offered by Regent and Regent Broadcasting, Inc. will not exceed $250,000,000.

     Each time we offer securities, we will provide a supplement to this prospectus that will describe the specific terms of any securities we offer and the specific manner in which we will offer the securities. The prospectus supplements may also add, update or change information contained in this prospectus.

     Regent common stock is traded on The Nasdaq National Market under the symbol "RGCI." The prospectus supplement for other securities offered hereby will inform you if such securities are to be traded on The Nasdaq National Market or any national securities exchange and the trading symbol for such securities.
                             ---------------------

     FOR A DESCRIPTION OF CERTAIN SIGNIFICANT CONSIDERATIONS IN CONNECTION WITH THE SHARES AND RELATED MATTERS DESCRIBED IN THIS DOCUMENT, SEE "RISK FACTORS" BEGINNING ON PAGE 3.
                             ---------------------

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

     THE INFORMATION IN THIS DOCUMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS DOCUMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
                             ---------------------

                The date of this prospectus is           , 2002

                             ABOUT THIS PROSPECTUS

     This prospectus is part of a shelf registration statement that we filed with the SEC. By using a shelf registration statement, we may sell, from time to time, in one or more offerings, any combination of the securities described in this prospectus. The total dollar amount of the securities we may sell through these offerings will not exceed $250 million, unless provided otherwise in a prospectus supplement.

     This prospectus only provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that contains specific information about the terms of such securities. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both this prospectus and any prospectus supplement, together with the additional information described under the heading "Where You Can Find More Information."

                             ---------------------

     YOU SHOULD RELY ONLY ON INFORMATION CONTAINED IN THIS DOCUMENT OR TO WHICH WE HAVE REFERRED YOU. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THIS DOCUMENT MAY ONLY BE USED WHERE IT IS LEGAL TO SELL THESE SECURITIES.

                                  RISK FACTORS

     You should carefully consider the following risk factors in addition to the other information in this prospectus before purchasing our securities. Each of these risk factors could adversely affect our business, operating results and financial condition, as well as the value of an investment in our securities. There may also be additional risk factors in any prospectus supplement relating to particular securities that you should read and carefully consider before purchasing such securities.

WE HAVE A HISTORY OF NET LOSSES THAT MAY CONTINUE IN THE FORESEEABLE FUTURE.

     We had a net loss of approximately $1.7 million for the year ended December 31, 2001. We had net income of approximately $13.9 million for the year ended December 31, 2000, primarily due to a gain of approximately $17.5 million which we recognized on an exchange of radio stations with Clear Channel Communications, Inc. We had a net loss of approximately $6.8 million for the year ended December 31, 1999. The primary reasons for our losses in 2001, 2000 (when excluding the gain on our exchange of radio stations) and 1999, are significant charges for depreciation and amortization relating to the acquisitions of radio stations and interest charges on our outstanding debt. As we acquire additional stations, depreciation and interest charges will probably increase. Although effective January 1, 2002 we will no longer be required to expense amortization relating to goodwill and other indefinite life intangible assets, we will likely have a net loss for the first quarter of 2002, and we may continue to experience net losses in the future.

OUR ACQUISITION STRATEGY MAY NOT BE SUCCESSFUL.

     We have experienced rapid growth, and intend to continue our aggressive growth strategy, by acquiring radio stations in middle and small-sized markets. This strategy is subject to a variety of risks, including the:

     - increase in prices for radio stations due to increased competition for acquisition opportunities;

     - reduction in the number of suitable acquisition targets resulting from continued industry consolidation;

     - inability to negotiate definitive purchase agreements on satisfactory terms;

     - loss of key employees of acquired stations;

     - diversion of management's attention from other business concerns;

     - inability to sell any non-performing station; and

     - failure or unanticipated delays in completing acquisitions due to difficulties in obtaining required regulatory approvals.

     If we are unable to grow as planned, we may not be able to compete successfully with larger broadcasting companies and other media.

IF WE ARE UNABLE TO MANAGE EFFECTIVELY OUR PLANNED RAPID GROWTH, OUR OPERATIONS AND REVENUES COULD SUFFER.

     We have grown substantially in a relatively short period of time and we intend to grow rapidly in the future. To manage our growth successfully, we must, among other things, continue to develop our financial and management controls and management information systems, stringently control our costs, increase our marketing activities, attract and retain qualified management personnel, and train new personnel.

WE MAY NOT BE ABLE TO OBTAIN SUFFICIENT ADDITIONAL FINANCING FOR FUTURE ACQUISITIONS.

     Depending upon the nature, size and timing of our acquisitions, we may require financing in excess of that available under our bank credit facility. We cannot assure you that our bank credit facility or any other agreements to which we are a party will permit additional borrowings at the desired times. Nor can we assure you that additional and/or alternative financing from other sources will be available to us or, if available, that the financing would be on terms acceptable to us.

RESTRICTIONS AND LIMITATIONS IMPOSED UNDER OUR CREDIT FACILITY COULD ADVERSELY AFFECT OUR ABILITY TO OPERATE OUR BUSINESS AND IMPLEMENT OUR STRATEGY.

     Our credit facility restricts, subject to certain conditions, among other things, our ability to:

     - incur additional indebtedness and/or liens;

     - issue capital stock in certain circumstances;

     - pay dividends or make certain other restricted payments;

     - make certain investments or acquisitions;

     - enter into certain transactions with affiliates;

     - merge or consolidate with any other person; or

     - sell, assign, transfer, lease, convey, or otherwise dispose of all or substantially all of our assets.

WE MAY LOSE AUDIENCE SHARE AND ADVERTISING REVENUE TO COMPETING RADIO STATIONS.

     Our radio stations compete with other radio stations in each market for audience share and advertising revenue. Our advertising revenue primarily depends upon our stations' audience share in the demographic groups targeted by our advertisers. If a competing station converts to a format similar to that of one of our stations, or if one of our competitors strengthens its operations, our stations could suffer a reduction in ratings and advertising revenue. Other radio companies which are larger and have more resources may also enter our markets. Although we believe our stations are well positioned to compete, we cannot assure you that our stations will maintain or increase their current ratings or advertising revenue.

WE MAY LOSE AUDIENCE SHARE AND ADVERTISING REVENUE TO INDIRECT COMPETITORS.

     We also compete with other media such as television, newspapers, direct mail and outdoor advertising for advertising revenue. The radio broadcasting industry is also facing competition from new media technologies that are being developed, such as the following:

     - audio programming by cable television systems, direct broadcasting satellite systems and other digital audio broadcasting formats;

     - satellite-delivered digital audio radio service, which could result in the introduction of several new satellite radio services with sound quality equivalent to that of compact discs; and

     - in-band-on-channel digital radio and new low power FM radio, which could provide radio services in the same frequency range currently occupied by traditional FM and AM radio services.

     A loss of audience share to these media could result in decreased advertising revenue for us.

AN ECONOMIC DOWNTURN IN ANY OF OUR SIGNIFICANT MARKETS COULD ADVERSELY AFFECT OUR REVENUE AND CASH FLOW.

     Our stations are located in a relatively small number of markets. A significant decline in net broadcasting revenue from our stations in any of our significant markets could have a material adverse effect on our operations and financial condition.

THE LOSS OF KEY PERSONNEL COULD DISRUPT THE MANAGEMENT OF OUR BUSINESS.

     Our business depends upon the continued efforts, abilities and expertise of Terry S. Jacobs, William L. Stakelin and our other executive officers and key employees. We believe that the unique combination of skills and experience possessed by these individuals would be difficult to replace and that, in particular, the loss of Mr. Jacobs or Mr. Stakelin would have a material adverse effect on us. These adverse effects could include the impairment of our ability to execute our acquisition and operating strategies and a decline in our standing in the radio broadcast industry. We do not presently have, and are not seeking, "key man" insurance on the life of Mr. Jacobs or Mr. Stakelin.

WE COULD EXPERIENCE DELAYS IN EXPANDING OUR BUSINESS DUE TO ANTITRUST LAWS AND OTHER REGULATORY CONSIDERATIONS.

     The Federal Trade Commission, the United States Department of Justice and the Federal Communications Commission carefully review proposed transactions under their respective regulatory authority, focusing on the effects on competition, the number of stations owned in a market and/or the effects on concentration of market revenue share. Any delay, prohibition or modification required by such regulatory authorities could adversely affect the terms of a proposed transaction or could require us to abandon an otherwise attractive opportunity. We have experienced delays from time to time in connection with some of our acquisitions.

IF WE COULD NOT RENEW OUR FCC LICENSES, OUR BUSINESS WILL BE IMPAIRED.

     Our business is dependent upon maintaining our broadcasting licenses issued by the FCC, which are issued currently for a maximum term of eight years. Our broadcasting licenses will expire between 2004 and 2006. We cannot assure you that our pending or future renewal applications will be approved, or that such renewals will not include conditions or qualifications that could adversely affect our operations. Moreover, governmental regulations and policies may change over time and we cannot assure you that such changes would not have a material adverse impact upon our business, financial condition and results of operations.

IF WE DEFAULT UNDER OUR CREDIT FACILITY, WE MAY NOT BE ABLE TO REPAY SUCH INDEBTEDNESS.

     Our credit facility requires us to maintain specified financial ratios and satisfy certain financial condition tests. A breach of these or any other credit facility restrictions could result in a default under our credit facility. If an event of default occurs, then our credit facility lenders could declare all amounts outstanding, including accrued interest, immediately due and payable. If our credit facility indebtedness were accelerated, our assets may not be sufficient to repay in full such indebtedness and our other indebtedness.

WE HAVE ESTABLISHED CERTAIN ANTI-TAKEOVER MEASURES THAT COULD PREVENT AN ACQUISITION OR CHANGE OF CONTROL OF OUR COMPANY.

     Some of the provisions of our charter and bylaws could discourage, delay or prevent an acquisition or change of control of our company even if our stockholders believe the change in control would be in our and their best interests and even if the transaction might be at a premium price. These provisions:

     - permit the Board of Directors to increase its own size and fill the resulting vacancies;

     - permit the Board of Directors, without stockholder approval, to issue preferred stock with such dividend, liquidation, conversion, voting and other rights as the Board may determine; and

     - limit the persons who may call special meetings of stockholders.

     In addition, Section 203 of the Delaware General Corporation Law also imposes restrictions on mergers and other business combinations between us and any holder of 15% or more of our common stock.

STOCKHOLDERS OWNING A SUBSTANTIAL AMOUNT OF OUR COMMON STOCK MAY RESELL SHARES INTO THE MARKET, WHICH COULD CAUSE THE MARKET PRICE OF OUR COMMON STOCK TO DROP SIGNIFICANTLY.

     During and following the periods in which sales of the securities offered hereby may be made, stockholders owning a substantial number of currently restricted shares of our common stock may be free to resell their shares, in accordance with registration rights, Rule 144, or otherwise. From time to time, we may also issue additional shares of our common stock in acquisitions and/or in public or private offerings. As restrictions on resale end, and as additional shares may be issued by us, the market price of our common stock could drop significantly if the holders of these shares sell them, or are perceived by the market as intending to sell them.

                           FORWARD-LOOKING STATEMENTS

     This prospectus includes forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions about us, including, among other things:

     - general economic and business conditions, both nationally and in our markets;

     - our expectations and estimates concerning future financial performance, financing plans and the impact of competition;

     - anticipated trends in the radio business;

     - existing and future regulations affecting the radio business;

     - our acquisition opportunities; and

     - other risk factors set forth in the "Risk Factors" section of this prospectus.

     In addition, in this prospectus, the words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect" and similar expressions, as they relate to us, our business or our management, are intended to identify forward-looking statements.

     We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this prospectus may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

                          REGENT COMMUNICATIONS, INC.

     We are a radio broadcasting company focused on acquiring, developing and operating radio stations in middle and small-sized markets. We were founded in 1996 by Terry S. Jacobs and William L. Stakelin, who have more than 60 years of combined experience in establishing, growing and operating radio broadcasting companies. Regent Broadcasting, Inc. is a wholly-owned subsidiary of Regent Communications, Inc.

     Our acquisition strategy is to expand within our existing markets and to enter into new middle and small-sized markets in which we believe we can effectively execute our operating strategies. After entering a market, we seek to acquire additional stations that will allow us to reach a wider range of demographic groups to appeal to advertisers and increase revenue. We also integrate these stations into our existing operations in an effort to achieve substantial cost savings. Our strong management team has successfully executed this strategy and has strengthened our operations by selling stations in various markets that did not fit within our existing strategy and by exiting our smallest markets as planned.

     Our principal executive offices are located at 100 East RiverCenter Boulevard, 9th Floor, Covington, Kentucky 41011 and our telephone number is
(859) 292-0030.

     For more detailed information about us, please see our Annual Report on Form 10-K for the year ended December 31, 2001; our Proxy Statement dated April 19, 2001; and the description of our common stock contained in our registration statement filed under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description, which are incorporated into this document by reference. See "Where You Can Find More Information."

                                USE OF PROCEEDS

     We do not currently have specific plans for the use of the net proceeds from the sale of securities offered hereby. However, we currently anticipate that any such net proceeds would be used for general corporate purposes, which may include working capital, capital expenditures, repayment of indebtedness, investments and acquisitions. When we sell securities offered by this prospectus, the prospectus supplement for those securities will set forth our intended use for the net proceeds received from the sale of such securities. Pending the application of the net proceeds, we expect to invest such proceeds in short-term, interest-bearing instruments or other investment-grade securities.

         CONSOLIDATED RATIOS OF EARNINGS TO FIXED CHARGES AND EARNINGS
            TO COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS

     The following table sets forth the unaudited consolidated ratio of earnings to fixed charges and the unaudited consolidated ratio of earnings to combined fixed charges and preferred stock dividends for Regent for the periods shown (dollars in thousands):

                                                             YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------
                                                 1997     1998       1999       2000     2001(2)
                                                 ----     ----       ----       ----     -------
Ratio of earnings to fixed charges(1)..........
Ratio of earnings to combined fixed charges and
  preferred stock dividends(1).................

---------------

(1) For the purpose of computing the ratio of earnings to fixed charges as prescribed by the rules and regulations of the SEC, earnings represent pretax income from continuing operations plus fixed charges, less interest capitalized. Fixed charges represent interest (including amounts capitalized), the portion of rent expenses deemed to be interest and amortization of deferred financing costs.

(2) We had no shares of Regent preferred stock outstanding and no dividends were declared or paid on Regent preferred stock during the periods indicated.

                     DESCRIPTION OF CAPITAL STOCK OF REGENT

GENERAL

     Our authorized capital stock consists of 140,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, par value $.01 per share, and 40,000,000 shares of preferred stock, par value $.01 per share. As of
          , 2002, we had issued and outstanding      shares of common stock and
no shares of preferred stock. We also had      shares of Regent common stock
reserved for issuance under our various stock plans and [790,000] shares of common stock reserved for issuance under our outstanding warrants (subject to adjustment).

     We hold, directly or indirectly, licenses from the FCC to conduct our business and these licenses are conditioned upon some or all of the holders of our capital stock possessing prescribed qualifications. Our charter allows us to redeem our capital stock to the extent necessary to prevent the loss of, or to reinstate any of, these licenses. Such redemption would be for cash, property or rights, including other securities issued by us, at such time or times as our Board of Directors should determine upon notice, and would follow the same procedures as are applicable to redemption of our preferred stock. The redemption price would be equal to the greater of the amount of its liquidation preference or its fair market value.

COMMON STOCK

     Holders of our common stock are entitled to one vote per share on all matters submitted to a vote of stockholders. The holders of our common stock are entitled to receive, pro rata, dividends as may be declared by our Board of Directors out of funds legally available for the payment of dividends. There are no preemptive rights to subscribe for any additional securities that we may issue. Other than as described above, there are no redemption provisions or sinking fund provisions applicable to our common stock, nor is our common stock subject to calls or assessments by us.

     In the event of any liquidation, dissolution or winding up of our affairs, holders of our common stock will be entitled to share ratably in our assets remaining after payment or provision for payment of all of our debts and obligations and liquidation payments to holders of any outstanding shares of presently undesignated preferred stock that has a liquidation preference.

PREFERRED STOCK

     We have in the past designated shares of our preferred stock in several different series, none of which are currently outstanding. Of these shares, 6,768,862 remain designated in several of those series. Our Board of Directors has the authority, subject to the limitations prescribed by law and the provisions of our charter, to provide for the issuance of up to 33,231,138 shares of currently undesignated preferred stock in series, to establish from time to time the number of our shares to be included in each of these series, and to fix the designations, powers, preferences and rights of the shares of each series and the qualifications, limitations or restrictions thereof. Among the specific matters that may be determined by the Board of Directors are the number of shares constituting each series and the distinctive designation thereof; the dividend rate, whether dividends will be cumulative, and the relative rights of priority, if any, on the payment of dividends; whether the series will have voting rights in addition to the voting rights provided by law, and, if so, the terms of those voting rights; whether the series will have conversion privileges, and if so, the terms of the conversion, including provision for adjustment of the conversion rate; redemption rights and the terms thereof; whether the series will have a sinking fund and if so, the terms and amount of the sinking fund; and the rights of the shares of the series in the event of our voluntary or involuntary liquidation, dissolution or winding up, and the relative rights of priority, if any, of payment of shares of these series. Any undesignated preferred stock issued by us may:

     - rank prior to the common stock as to dividend rights, liquidation preference or both;

     - have full or limited voting rights; and

     - be convertible into shares of common stock.

     The issuance of undesignated preferred stock could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring or seeking to acquire, a significant portion of our outstanding common stock.

CERTAIN ANTI-TAKEOVER EFFECTS

     Bylaws. The provisions of our bylaws summarized in the following paragraphs may be deemed to have anti-takeover effects. These provisions may have the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but that individual stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over then-current market prices. As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so.

     Number of Directors and Filling Vacancies. Our bylaws provide that the number of directors shall be fixed from time to time by the vote of a majority of the Board of Directors. Our bylaws further allow a majority of the incumbent directors to add additional directors without approval of stockholders until the next annual meeting of stockholders at which directors are elected.

     Meetings of Stockholders. Our bylaws provide that a special meeting of stockholders may be called only by the Chairman, President, or the Board of Directors or at the request of stockholders holding 20% or more of the outstanding voting stock, unless otherwise required by law. Our bylaws provide that only those matters set forth in the notice of the special meeting may be considered or acted upon at that special meeting unless otherwise provided by law.

DELAWARE GENERAL CORPORATION LAW

     The following provisions of Title 8 of the Delaware General Corporation Law may delay or make more difficult acquisitions or changes of control of us and may make it more difficult to accomplish transactions that stockholders may otherwise believe to be in their best interests. These provisions may also have the effect of preventing changes in our management. Our charter and bylaws do not exclude us from these provisions.

     Certain Business Combinations. In general, section 203 of Title 8 of the Delaware General Corporation Law restricts the ability of a Delaware corporation whose stock is traded publicly or that has more than 2,000 stockholders to engage in any combination with an interested stockholder for three years following the date of the transaction in which the stockholder became an interested stockholder, unless: (1) the combination or triggering purchase of shares is approved by the board of directors prior to the date of the triggering purchase; (2) the combination or triggering purchase of shares is approved by the board of directors and two-thirds of the disinterested voting shares at or after the date of the triggering purchase; or (3) the triggering purchase of shares results in the interested stockholder owning at least 85% of the outstanding voting stock (exclusive of shares owned by directors, officers or certain employee stock plans). "Interested stockholder" means any person, other than the corporation and its subsidiaries, who is:

     - the beneficial owner, directly or indirectly, of 15% or more of the outstanding voting shares; or

     - an affiliate or associate of the corporation and, at any time within three years immediately before the date in question, was the beneficial owner, directly or indirectly, of 15% or more of the then outstanding voting shares of the corporation.

     The provisions described do not apply to corporations that so elect in a charter amendment approved by a majority of the shares entitled to vote. Such a charter amendment, however, would not become effective for 12 months after its passage and would apply only to stock acquisitions occurring after its effective date. Our charter does not exclude us from the restrictions imposed by these provisions. The provisions also excuse transactions in which one who does not otherwise qualify as an interested shareholder for three years prior to the business combination inadvertently becomes an interested shareholder so long as sufficient ownership is divested as soon as practicable.

LIMITATIONS ON LIABILITIES AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Limitations on Liabilities. As permitted by the General Corporation Law of Delaware, our charter contains a provision eliminating liability of directors to us and our stockholders for damages for breach of fiduciary duty as a director. The provision does not, however, eliminate or limit the personal liability of a director for:

     - acts or omissions which constitute a breach of the duty of loyalty;

     - acts or omissions which involve intentional misconduct, bad faith or a knowing violation of law;

     - unlawful distributions in violation of Section 174 of the Delaware General Corporation Law; or

     - transactions from which the director derived an improper personal benefit.

     This provision offers persons who serve on the Board of Directors protection against awards of monetary damages resulting from breaches of their fiduciary duty, except as indicated above. As a result of this provision, our ability or that of one of our stockholders to successfully prosecute an action against a director for a breach of his fiduciary duty is limited. However, the provision does not affect the availability of equitable remedies such as an injunction or rescission based upon a director's breach of his fiduciary duty. The Securities and Exchange Commission has taken the position that the provision will have no effect on claims arising under the federal securities laws.

     Indemnification. Our charter and bylaws provide for mandatory indemnification rights to the maximum extent permitted by applicable law, subject to limited exceptions, to any of our directors or officers who, by reason of the fact that he or she is a director or officer, is involved in a legal proceeding of any nature. These indemnification rights include reimbursement for expenses incurred by a director or officer in advance of the final disposition of the proceeding in accordance with the applicable provisions of Chapter 145 of the Delaware General Corporation Law. We also maintain directors' and officers' liability insurance.

TRANSFER AGENT AND REGISTRAR

     Fifth Third Bank, Cincinnati, Ohio is the transfer agent and registrar for our common stock.

                   DESCRIPTION OF DEPOSITARY SHARES OF REGENT

GENERAL

     We may issue depositary shares, each of which will represent a fractional interest of a share of a particular series of preferred stock, as specified in the applicable prospectus supplement. We will deposit with a "preferred stock depositary" shares of preferred stock of each series represented by depositary shares. We will enter into a "deposit agreement" with the preferred stock depositary and holders from time to time of the depositary receipts issued by the preferred stock depositary which evidence the depositary shares. Subject to the terms of the deposit agreement, each owner of a depositary receipt will be entitled, in proportion to the holder's fractional interest in the preferred stock, to all the rights and preferences of the series of the preferred stock represented by the depositary shares (including dividend, voting, conversion, redemption and liquidation rights).

     Immediately after we issue and deliver the preferred stock to a preferred stock depositary, we will cause the preferred stock depositary to issue the depositary receipts on our behalf. You may obtain copies of the applicable form of deposit agreement and depositary receipt from us upon request. The statements made in this section relating to the deposit agreement and the depositary receipts are summaries of certain anticipated provisions. These summaries are not complete and we may modify them in a prospectus supplement. For more detail, we refer you to the deposit agreement itself, which we will provide upon request.

                    DESCRIPTION OF DEBT SECURITIES OF REGENT

     We may issue senior or subordinated debt securities. The senior debt securities will constitute part of our senior debt, will be issued under a senior debt indenture and will rank on a parity with all of our other unsecured and unsubordinated debt. The subordinated debt securities will be issued under a subordinated debt indenture, and will be subordinate and junior in right of payment, as set forth in the subordinated debt indenture, to all of our senior indebtedness. If this prospectus is being delivered in connection with a series of subordinated debt securities, the accompanying prospectus supplement or the information we incorporate in this prospectus by reference will indicate the approximate amount of senior indebtedness outstanding as of the end of the most recent fiscal quarter. We refer to our senior debt indenture and our subordinated debt indenture individually as an "indenture" and collectively as the "indentures." The forms of the indentures are exhibits to the registration statement we filed with the SEC, of which this prospectus is a part.

     We have summarized below the material provisions of the indentures and the debt securities, or indicated which material provisions will be described in the related prospectus supplement. These descriptions are only summaries, and each investor should refer to the applicable indenture, which describes completely the terms and definitions summarized below and contains additional information regarding the debt securities. Any reference to particular sections or defined terms of the applicable indenture in any statement under this heading qualifies the entire statement and incorporates by reference the applicable section or definition into that statement.

GENERAL

     The debt securities that may be offered under the indentures are not limited in aggregate principal amount. We may issue debt securities at one or more times in one or more series. Each series of debt securities may have different terms. The terms of any series of debt securities will be described in, or determined by action taken pursuant to, a resolution of our board of directors or in a supplement to the indenture relating to that series.

     The prospectus supplement, including any related pricing supplement, relating to any series of debt securities that we may offer will state the price or prices at which the debt securities will be offered, and will contain the specific terms of that series. These terms may include the following:

     - the title of the series of debt securities;

     - whether the debt securities are senior debt securities or subordinated debt securities or any combination thereof;

     - the purchase price, denomination and any limit on the aggregate principal amount of the debt securities;

     - the date or dates on which principal and premium, if any, on the debt securities will be payable;

     - the terms and conditions, if any, under which the debt securities may be converted into or exchanged for common stock or other securities;

     - the rate or rates at which the debt securities will bear interest, if any, or the method of calculating the rate or rates of interest, the date or dates from which interest will accrue or the method by which the date or dates will be determined, the dates on which interest will be payable and any regular record date for payment of interest;

     - the place or places where the principal of, premium, if any, and interest on the debt securities will be payable;

     - any covenants to which we may be subject with respect to the debt securities;

     - the place or places where the debt securities may be exchanged or transferred;

     - the terms and conditions upon which we may redeem the debt securities, in whole or in part, at our option;

     - the terms and conditions upon which we may be obligated to redeem or purchase the debt securities under any sinking fund or similar provisions or upon the happening of a specified event or at the option of a holder;

     - the denominations in which the debt securities will be issuable, if other than denominations of $1,000 and any integral multiple of $1,000;

     - if other than U.S. dollars, the currency or currencies, including the currency unit or units, in which payments of principal of, premium, if any, and interest on the debt securities will or may be payable, or in which the debt securities shall be denominated, and any particular related provisions;

     - if we or a holder may elect to have payments of principal, premium (if any) or interest made in a currency or currencies, including currency unit or units, other than that in which the debt securities are denominated or designated to be payable, the currency or currencies in which such payments are to be made, including the terms and conditions applicable to any payments and the manner in which the exchange rate with respect to such payments will be determined, and any particular related provisions;

     - if the amount of payments of principal, premium (if any) and interest are determined with reference to an index, formula or other method, which may be based, without limitation, on a currency or currencies other than that in which the debt securities are denominated or designated to be payable, the index, formula or other method by which the amounts will be determined;

     - if other than the full principal amount, the portion of the principal amount of the debt securities that will be payable upon declaration of acceleration of maturity;

     - the applicability of the provisions described in "-- Defeasance and Covenant Defeasance" below;

     - whether the subordination provisions summarized below or different subordination provisions will apply to any debt securities that are subordinated debt securities;

     - the events of default;

     - any agents for the debt securities, including trustees, depositories, authenticating or paying agents, transfer agents or registrars;

     - any provisions relating to the satisfaction and discharge of the debt securities;

     - if we will issue the debt securities in whole or in part in the form of global securities; and

     - any other terms of the debt securities.

     The debt securities may be offered and sold at a substantial discount below their stated principal amount and may be "original issue discount securities." "Original issue discount securities" will bear no interest or will bear interest at a rate below the prevailing market rate at the time of issuance. In addition, less than the entire principal amount of these securities will be payable upon declaration of acceleration of their maturity. We will describe any United States federal income tax consequences and other special considerations applicable to any such original issue discount securities in the applicable prospectus supplement.

EXCHANGE, REGISTRATION, TRANSFER AND PAYMENT

     Unless otherwise indicated in the applicable prospectus supplement, the principal, premium (if any) and interest on the debt securities will be payable, and the exchange of and the transfer of debt securities will be registrable, at our office or agency maintained for such purpose in New York and/or at any other office or agency maintained for that purpose. Unless otherwise indicated, we will issue the debt securities in denominations of $1,000 or integral multiples of $1,000. Unless otherwise provided in the debt securities to be transferred or exchanged, no service charge will be made for any registration of transfer or exchange of the debt securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge imposed because of the transactions.

     All money paid by us to a paying agent for the payment of principal, premium (if any) or interest on any debt security which remains unclaimed for one year after the principal, premium or interest has become due and payable may be repaid to us, and thereafter the holder of the debt security may look only to us for payment of those amounts.

     In the event of any redemption, we will not be required to (a) issue, register the transfer of or exchange the debt securities of any series during a period beginning 15 days before the mailing of a notice of redemption of debt securities of that series to be redeemed and ending on the date of the mailing or (b) register the transfer of or exchange any debt security, or portion thereof, called for redemption, except the unredeemed portion of any debt security being redeemed in part.

GLOBAL DEBT SECURITIES AND BOOK-ENTRY SYSTEM

     The following provisions will apply to the debt securities of any series if the prospectus supplement relating to such series so indicates.

     Unless otherwise indicated in the applicable prospectus supplement, the debt securities of that series will be issued in book-entry form and will be represented by one or more global securities registered in the name of The Depository Trust Company, New York, or its nominee. This means that we will not issue certificates to each holder. Each global security will be issued to DTC, which will keep a computerized record of its participants, such as your broker, whose clients have purchased debt securities. Each participant will then keep a record of its clients who purchased the debt securities. Unless it is exchanged in whole or in part for a certificate, a global security may not be transferred, except that DTC, its nominees, and their successors may transfer a global security as a whole to one another.

     Beneficial interests in global securities will be shown on, and transfers of global securities will be made only through, records maintained by DTC and its participants. If you are not a participant in DTC, you may beneficially own debt securities held by DTC only through a participant.

     The laws of some states require that certain purchasers of securities take physical delivery of the securities in definitive form. These laws may limit or impair the ability to transfer beneficial interests in a global security.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the United States Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act. DTC holds the securities that its participants deposit. DTC also records the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through computerized records for participants' accounts. This eliminates the need to exchange certificates. Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. The rules that apply to DTC and its participants are on file with the SEC.

     DTC's book-entry system is also used by other organizations such as securities brokers and dealers, banks and trust companies that work through a participant.

     DTC is owned by a number of its participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

     We will wire payments of principal, premium, if any, and interest to DTC's nominee. We and the trustee will treat DTC's nominee as the owner of the global securities for all purposes. Accordingly, we, the trustee and any paying agent will have no direct responsibility or liability to pay amounts due on the global securities to owners of beneficial interests in the global securities.

     It is DTC's current practice, upon receipt of any payment of principal or interest, to credit participants' accounts on the payment date according to their respective holdings of beneficial interests in the global securities as shown on DTC's records. In addition, it is DTC's current practice to assign any consenting or voting rights to participants whose accounts are credited with debt securities on a record date, by using an omnibus proxy. Payments by participants to owners of beneficial interests in the global securities, and voting by participants, will be governed by the customary practices between the participants and owners of beneficial interests, as is the case with debt securities held for the account of customers registered in "street name." However, payments will be the responsibility of the participants and not of DTC, the trustee or us.

     So long as DTC or its nominee is the registered owner of a global security, DTC or that nominee, as the case may be, will be considered the sole owner or holder of the debt securities represented by that global security for all purposes under the indenture. Owners of beneficial interests in a global security (a) will not be entitled to have the debt securities represented by that global security registered in their names, (b) will not receive or be entitled to receive physical delivery of the debt securities in definitive form, and (c) will not be considered the owners or holders of the debt securities under the indenture. We will issue debt securities of any series then represented by global securities in definitive form in exchange for those global securities if:

     - DTC notifies us that it is unwilling or unable to continue as depositary or if DTC ceases to be a clearing agency registered under applicable law and a successor depositary is not appointed by us within 90 days; or

     - we decide not to require all of the debt securities of a series to be represented by a global security.

     If we issue debt securities in definitive form in exchange for a global security, an owner of a beneficial interest in the global security will be entitled to have debt securities equal in principal amount to the beneficial interest registered in its name and will be entitled to physical delivery of those debt securities in definitive form. Debt securities issued in definitive form will, except as set forth in the applicable prospectus supplement, be issued in denominations of $1,000 and any multiple of $1,000 and will be issued in registered form only, without coupons.

INDENTURES

     Debt securities that will be senior debt will be issued under a senior indenture between us and a trustee we will select and name in the prospectus supplement. We call that indenture, as it may be supplemented from time to time, the senior debt indenture. Debt securities that will be subordinated debt will be issued under a subordinated indenture between us and a trustee we will select and name in the prospectus supplement. We call that indenture, as it may be supplemented from time to time, the subordinated debt indenture. We refer to the applicable trustee as the "senior debt indenture trustee" or as the "subordinated debt indenture trustee" as the context may require.

SUBORDINATION OF SUBORDINATED DEBT SECURITIES

     Holders of subordinated debt securities should recognize that contractual provisions in the subordinated debt indenture may prohibit us from making payments on these securities. Subordinated debt securities are subordinate and junior in right of payment, to the extent and in the manner stated in the subordinated debt indenture, to all of our senior indebtedness.

     Unless otherwise provided in the applicable prospectus supplement, the subordination provisions of the subordinated debt indenture will apply to subordinated debt securities. The subordinated debt indenture provides that, unless all principal of and any premium or interest on the senior indebtedness has been paid in full, or provision has been made to make these payments in full, no payment of principal of, or any premium or interest on, any subordinated debt securities may be made in the event:

     - of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings involving us or a substantial part of our property;

     - that (a) a default has occurred in the payment of principal, any premium, interest or other monetary amounts due and payable on any senior indebtedness or (b) there has occurred any other event of default concerning senior indebtedness, that permits the holder or holders of the senior indebtedness to accelerate the maturity of the senior indebtedness, with notice or passage of time, or both, and that event of default has continued beyond the applicable grace period, if any, and that default or event of default has not been cured or waived or has not ceased to exist; or

     - that the principal of and accrued interest on any subordinated debt securities have been declared due and payable upon an event of default as defined under the subordinated debt indenture and that declaration has not been rescinded and annulled as provided under the subordinated debt indenture.

     The subordinated debt securities may have such other subordination provisions as are set forth in the applicable prospectus supplement.

CONSOLIDATION, MERGER AND SALE OF ASSETS

     Unless otherwise specified in the applicable prospectus supplement, we may not consolidate or merge with or into any other person, including any other entity, or convey, transfer or lease all or substantially all of our properties and assets to any person or group of affiliated persons unless:

     - we are the continuing corporation or the person, if other than us, formed by such consolidation or with which or into which we are merged or the person to which all or substantially all our properties and assets are conveyed, transferred or leased is a corporation or other entity organized and existing under the laws of the United States, any of its States or the District of Columbia and expressly assumes our obligations under the debt securities and each indenture; and

     - immediately after giving effect to the transaction, there is no default and no event of default under the relevant indenture.

     If we consolidate with or merge into any other corporation or entity or convey, transfer or lease all or substantially all of our property and assets as described in the preceding paragraph, the successor corporation or entity shall succeed to and be substituted for us, and may exercise our rights and powers under the indentures, and thereafter, except in the case of a lease, we will be relieved of all obligations and covenants under the indentures and all outstanding debt securities.

EVENTS OF DEFAULT

     Unless otherwise specified in the applicable prospectus supplement, "events of default" under each indenture with respect to debt securities of any series will include:

     - default in the payment of interest on any debt security of that series when due which continues for a period of 30 days;

     - default in the payment of principal of or premium on any debt security of that series when due;

     - default in the deposit of any sinking fund payment on that series for five days after it becomes due;

     - failure to comply with any of our other agreements contained in the indenture for a period of 60 days after written notice to us in accordance with the terms of the indenture;

     - failure to pay when due the principal of, or acceleration of, any indebtedness for money borrowed by us in excess of the amount specified in the indenture, if the indebtedness is not discharged, or the acceleration is not annulled, within 30 days of our receiving written notice of the failure in accordance with the indenture;

     - certain events of bankruptcy, insolvency or reorganization; and

     - any other events of default specified in the applicable prospectus supplement.

     No event of default with respect to a particular series of debt securities, except as to certain events involving bankruptcy, insolvency or reorganization with respect to us, necessarily constitutes an event of default with respect to any other series of debt securities.

     In general, each indenture obligates the trustee to give notice of a default with respect to a series of debt securities to the holders of that series. The trustee may withhold notice of any default, except a default in payment on any debt security, if the trustee determines it is in the best interest of the holders of that series to do so.

     If there is a continuing event of default, the trustee or the holders of at least 25% in aggregate principal amount of the then outstanding debt securities of an affected series may require us to immediately repay the unpaid principal, or if the debt securities of that series are original issue discount securities, the portion of the principal amount as may be specified in the terms of that series, and interest on all debt securities of that series. Subject to certain conditions, the holders of a majority in principal amount of the debt securities of a series may rescind our obligation to accelerate repayment and may waive past defaults, except (1) a default in payment of the principal and premium (if any) and interest on any debt security of that series and (2) some covenant defaults under the terms of that series.

     Under the terms of each indenture, the trustee may refuse to enforce the indenture or the debt securities unless it first receives satisfactory security or indemnity from the holders of debt securities. Subject to limitations specified in each indenture, the holders of a majority in principal amount of the debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or for exercising any trust or power conferred on the trustee.

     No holder of any debt security of any series will have any right to institute any proceeding, judicial or otherwise, with respect to each indenture or to appoint a receiver or trustee, or to any other remedy under each indenture except as set forth in the applicable prospectus supplement.

     Notwithstanding the foregoing, the holder of any debt security will have an absolute and unconditional right to receive payment of the principal of and premium, if any, and interest on the debt security on or after the due dates expressed in the debt security and to institute suit for the enforcement of any such payment.

     Each indenture requires us to furnish to the trustee annually a certificate as to our compliance with such indenture.

SATISFACTION AND DISCHARGE

     We can discharge or defease our obligations under the indentures as stated below or as provided in the applicable prospectus supplement.

     Unless otherwise provided in the applicable prospectus supplement, we may discharge obligations to holders of any series of debt securities that have not already been delivered to the trustee for cancellation and that have either become due and payable or are by their terms to become due and payable, or are scheduled for redemption, within one year. We may effect a discharge by irrevocably depositing with the trustee cash or U. S. government obligations, as trust funds, in an amount certified to be enough to pay when due, whether at maturity, upon redemption or otherwise, the principal of, premium, if any, and interest on the debt securities and any mandatory sinking fund payments.

MODIFICATION OF THE INDENTURES

     Each indenture permits us and the relevant trustee to amend the indenture without the consent of the holders of any of the debt securities:

     - to evidence the succession of another corporation or entity and the assumption of our covenants under such indenture and the debt securities;

     - to add to our covenants or to the events of default or to make certain other changes which would not adversely affect in any material respect the holder of any outstanding debt securities;

     - to cure any ambiguity, defect or inconsistency; and

     - for other purposes as described in each indenture.

     Each indenture also permits us and the trustee, with the consent of the holders of a majority in principal amount of the debt securities of each series affected by the amendment, with each such series voting as a class, to add any provisions to or change or eliminate any of the provisions of such indenture or any supplemental indenture or to modify the rights of the holders of debt securities of each series, provided, however, that without the consent of the holder of each debt security so affected, no such amendment may:

     - change the maturity of the principal of or premium, if any, or any installment of principal or interest on any debt security;

     - reduce the principal amount of any debt security, or the rate of interest or any premium payable upon the redemption, repurchase or repayment of any debt security, or change the manner in which the amount of any of the foregoing is determined;

     - reduce the amount of principal payable upon acceleration of maturity;

     - change the place of payment where, or the currency or currency unit in which, any debt security or any premium or interest on the debt security is payable;

     - reduce the percentage in principal amount of affected debt securities the consent of whose holders is required for amendment of the indenture or for waiver of compliance with some provisions of the indenture or for waiver of some defaults; or

     - modify the provisions relating to waiver of some defaults or any of the provisions relating to amendment of the indenture except to increase the percentage required for consent or to provide that some other provisions of the indenture may not be modified or waived.

     The holders of a majority in principal amount of the debt securities of any series may, on behalf of the holders of all debt securities of that series, waive, insofar as is applicable to that series, our compliance with some restrictive provisions of the indentures.

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

     We may not amend the subordinated debt indenture to alter the subordination of any outstanding subordinated debt securities in a manner adverse to the holders of senior indebtedness without the written consent of the holders of senior indebtedness then outstanding under the terms of such senior indebtedness.

DEFEASANCE AND COVENANT DEFEASANCE

     Except as provided in the applicable prospectus supplement, we may elect either

     - to be discharged from all our obligations in respect of debt securities of any series, except for our obligations to register the transfer or exchange of debt securities, to replace temporary, destroyed, stolen, lost or mutilated debt securities, to maintain paying agencies and to hold monies for payment in trust (we will refer to this discharge as "defeasance"), or

     - to be released from our obligations to comply with some restrictive covenants applicable to the debt securities of any series (we will refer to this release as "covenant defeasance");

in either case upon the deposit with the trustee, or other qualifying trustee, in trust, of money and/or U.S. government obligations which will provide money sufficient to pay all principal of and any premium and interest on the debt securities of that series when due. We may establish such a trust only if, among other things, we have received an opinion of counsel to the effect that the holders of debt securities of the series (a) will not recognize income, gain or loss for federal income tax purposes as a result of the deposit, defeasance or covenant defeasance and (b) will be subject to federal income tax on the same amounts, and in the same manner and at the same times as would have been the case if the deposit, defeasance or covenant defeasance had not occurred. The opinion, in the case of defeasance under the first bullet point above, must refer to and be based upon a ruling of the Internal Revenue Service or a change in applicable federal income tax laws occurring after the date of the relevant indenture.

     We may exercise the defeasance option with respect to debt securities notwithstanding our prior exercise of the covenant defeasance option. If we exercise the defeasance option, payment of the debt securities may not be accelerated because of a default. If we exercise the covenant defeasance option, payment of the debt securities may not be accelerated by reason of a default with respect to the covenants to which covenant defeasance is applicable. However, if the acceleration were to occur by reason of another default, the realizable value at the acceleration date of the money and U.S. government obligations in the defeasance trust could be less than the principal and interest then due on the debt securities, in that the required deposit in the defeasance trust is based upon scheduled cash flow rather than market value, which will vary depending upon interest rates and other factors.

CONVERSION RIGHTS

     The terms and conditions, if any, upon which debt securities being offered are convertible into common stock or other of our securities will be set forth in an applicable prospectus supplement. Those terms will include the conversion price, the conversion period, provisions as to whether conversion will be at the option of the holder or us, the events requiring an adjustment of the conversion price and provisions affecting conversion in the event that the debt securities are redeemed.

REGARDING THE TRUSTEE

     We will choose appropriate banks or trust companies to serve as the senior debt indenture trustee and the subordinated debt indenture trustee. Information regarding such trustees will be disclosed in the applicable prospectus supplement. The same entity may serve as both the senior debt indenture trustee and the subordinated debt indenture trustee.

     Each indenture contains limitations on the rights of the trustee, should the trustee become our creditor, to obtain payment of claims in some cases, or to realize on specified property received in respect of these claims, as security or otherwise. The trustee and its affiliates may engage in, and will be permitted to continue to engage in, other transactions with us and our affiliates, provided, however, that if it acquires any conflicting interest as described under the Trust Indenture Act of 1939, it must eliminate the conflict or resign.

          DESCRIPTION OF DEBT SECURITIES OF REGENT BROADCASTING, INC.

     Regent Broadcasting, Inc. may issue senior or subordinated debt securities. The senior debt securities will constitute part of its senior debt, will be issued under a senior debt indenture and will rank on a parity with all of its other unsecured and unsubordinated debt. The subordinated debt securities will be issued under its subordinated debt indenture and will be subordinate and junior in right of payment, as set forth in the subordinated debt indenture, to all of Regent Broadcasting, Inc.'s senior indebtedness. If this prospectus is being delivered in connection with a series of subordinated debt securities, the accompanying prospectus supplement or the information we incorporate in this prospectus by reference will indicate the approximate amount of senior indebtedness outstanding as of the end of the most recent fiscal quarter. Regent Broadcasting, Inc. refers to its senior debt indenture and its subordinated debt indenture individually as an "indenture" and collectively as the "indentures." The forms of the indentures are exhibits to the registration statement Regent Broadcasting, Inc. filed with the SEC, of which this prospectus is a part.

     We have summarized below the material provisions of the indentures and the debt securities, or indicated which material provisions will be described in the related prospectus supplement. These descriptions are only summaries, and each investor should refer to the applicable indenture, which describes completely the terms and definitions summarized below and contains additional information regarding the debt securities. Any reference to particular sections or defined terms of the applicable indenture in any statement under this heading qualifies the entire statement and incorporates by reference the applicable section or definition into that statement.

GENERAL

     The debt securities that may be offered under the indentures are not limited in aggregate principal amount. Regent Broadcasting, Inc. may issue debt securities at one or more times in one or more series. Each series of debt securities may have different terms. The terms of any series of debt securities will be described in, or determined by action taken pursuant to, a resolution of Regent Broadcasting, Inc.'s board of directors or in a supplement to the indenture relating to that series.

     The prospectus supplement, including any related pricing supplement, relating to any series of debt securities that Regent Broadcasting, Inc. may offer will state the price or prices at which the debt securities will be offered, and will contain the specific terms of that series. These terms may include the following:

     - the title of the series of debt securities;

     - whether the debt securities are senior debt securities or subordinated debt securities or any combination thereof;

     - the purchase price, denomination and any limit on the aggregate principal amount of the debt securities;

     - the date or dates on which principal and premium, if any, on the debt securities will be payable;

     - the terms and conditions, if any, under which the debt securities may be converted into or exchanged for common stock or other securities;

     - the rate or rates at which the debt securities will bear interest, if any, or the method of calculating the rate or rates of interest, the date or dates from which interest will accrue or the method by which the date or dates will be determined, the dates on which interest will be payable, and any regular record date for payment of interest;

     - the place or places where the principal of, premium, if any, and interest on the debt securities will be payable;

     - any covenant to which Regent Broadcasting, Inc. may be subject with respect to the debt securities;

     - the place or places where the debt securities may be exchanged or transferred;

     - the terms and conditions upon which Regent Broadcasting, Inc. may redeem the debt securities, in whole or in part, at our option;

     - the terms and conditions upon which Regent Broadcasting, Inc. may be obligated to redeem or purchase the debt securities under any sinking fund or similar provisions or upon the happening of a specified event or at the option of a holder;

     - the denominations in which the debt securities will be issuable, if other than denominations of $1,000 and any integral multiple of $1,000;

     - if other than U.S. dollars, the currency or currencies, including the currency unit or units, in which payments of principal of, premium, if any, and interest on the debt securities will or may be payable, or in which the debt securities shall be denominated, and any particular related provisions;

     - if Regent Broadcasting, Inc. or a holder may elect to have payments of principal, premium (if any) or interest made in a currency or currencies, including currency unit or units, other than that in which the debt securities are denominated or designated to be payable, the currency or currencies in which such payments are to be made, including the terms and conditions applicable to any payments and the manner in which the exchange rate with respect to such payments will be determined, and any particular related provisions;

     - if the amount of payments of principal, premium (if any) and interest are determined with reference to an index, formula or other method, which may be based, without limitation, on a currency or currencies other than that in which the debt securities are denominated or designated to be payable, the index, formula or other method by which the amounts will be determined;

     - if other than the full principal amount, the portion of the principal amount of the debt securities that will be payable upon declaration of acceleration of maturity;

     - the applicability of the provisions described in "-- Defeasance and Covenant Defeasance" below;

     - the events of default;

     - whether the subordination provisions summarized below or different subordination provisions will apply to any debt securities that are subordinated debt securities;

     - any agents for the debt securities, including trustees, depositories, authenticating or paying agents, transfer agents or registrars;

     - any provisions relating to the satisfaction and discharge of the debt securities;

     - if we will issue the debt securities in whole or in part in the form of global securities; and

     - any other terms of the debt securities.

     The debt securities may be offered and sold at a substantial discount below their stated principal amount and may be "original issue discount securities." "Original issue discount securities" will bear no interest or will bear interest at a rate below the prevailing market rate at the time of issuance. In addition, less than the entire principal amount of these securities will be payable upon declaration of acceleration of their maturity. Regent Broadcasting, Inc. will describe any United States federal income tax consequences and other special considerations applicable to any such original issue discount securities in the applicable prospectus supplement.

EXCHANGE, REGISTRATION, TRANSFER AND PAYMENT

     Unless otherwise indicated in the applicable prospectus supplement, the principal, premium (if any) and interest on the debt securities will be payable, and the exchange of and the transfer of debt securities will be registrable, at the office or agency maintained by Regent Broadcasting, Inc. for such purpose in New York and/or at any other office or agency maintained for that purpose. Unless otherwise indicated, Regent Broadcasting, Inc. will issue the debt securities in denominations of $1,000 or integral multiples of $1,000. Unless otherwise provided in the debt securities to be transferred or exchanged, no service charge will be made for any registration of transfer or exchange of the debt securities, but Regent Broadcasting, Inc. may require payment of a sum sufficient to cover any tax or other governmental charge imposed because of the transactions.

     All money paid by Regent Broadcasting, Inc. to a paying agent for the payment of principal, premium (if any) or interest on any debt security which remains unclaimed for one year after the principal, premium or interest has become due and payable may be repaid to Regent Broadcasting, Inc., and thereafter the holder of the debt security may look only to Regent Broadcasting, Inc. for payment of those amounts.

     In the event of any redemption, Regent Broadcasting, Inc. will not be required to (a) issue, register the transfer of or exchange the debt securities of any series during a period beginning 15 days before the mailing of a notice of redemption of debt securities of that series to be redeemed and ending on the date of the mailing or (b) register the transfer of or exchange any debt security, or portion thereof, called for redemption, except the unredeemed portion of any debt security being redeemed in part.

GLOBAL DEBT SECURITIES AND BOOK-ENTRY SYSTEM

     The following provisions will apply to the debt securities of any series if the prospectus supplement relating to such series so indicates.

     Unless otherwise indicated in the applicable prospectus supplement, the debt securities of that series will be issued in book-entry form and will be represented by one or more global securities registered in the name of The Depository Trust Company, New York, or its nominee. This means that Regent Broadcasting, Inc. will not issue certificates to each holder. Each global security will be issued to DTC, which will keep a computerized record of its participants, such as your broker, whose clients have purchased debt securities. Each participant will then keep a record of its clients who purchased the debt securities. Unless it is exchanged in whole or in part for a certificate, a global security may not be transferred, except that DTC, its nominees, and their successors may transfer a global security as a whole to one another.

     Beneficial interests in global securities will be shown on, and transfers of global securities will be made only through, records maintained by DTC and its participants. If you are not a participant in DTC, you may beneficially own debt securities held by DTC only through a participant.

     The laws of some states require that certain purchasers of securities take physical delivery of the securities in definitive form. These laws may limit or impair the ability to transfer beneficial interests in a global security.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the United States Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act. DTC holds the securities that its participants deposit. DTC also records the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through computerized records for participants' accounts. This eliminates the need to exchange certificates. Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. The rules that apply to DTC and its participants are on file with the SEC.

     DTC's book-entry system is also used by other organizations such as securities brokers and dealers, banks and trust companies that work through a participant.

     DTC is owned by a number of its participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

     Regent Broadcasting, Inc. will wire payments of principal, premium, if any, and interest to DTC's nominee. Regent Broadcasting, Inc. and the trustee will treat DTC's nominee as the owner of the global securities for all purposes. Accordingly, Regent Broadcasting, Inc., the trustee and any paying agent will have no direct responsibility or liability to pay amounts due on the global securities to owners of beneficial interests in the global securities.

     It is DTC's current practice, upon receipt of any payment of principal or interest, to credit participants' accounts on the payment date according to their respective holdings of beneficial interests in the global securities as shown on DTC's records. In addition, it is DTC's current practice to assign any consenting or voting rights to participants whose accounts are credited with debt securities on a record date, by using an omnibus proxy. Payments by participants to owners of beneficial interests in the global securities, and voting by participants, will be governed by the customary practices between the participants and owners of beneficial interests, as is the case with debt securities held for the account of customers registered in "street name." However, payments will be the responsibility of the participants and not of DTC, the trustee or Regent Broadcasting, Inc.

     So long as DTC or its nominee is the registered owner of a global security, DTC or that nominee, as the case may be, will be considered the sole owner or holder of the debt securities represented by that global security for all purposes under the indenture. Owners of beneficial interests in a global security (a) will not be entitled to have the debt securities represented by that global security registered in their names, (b) will not receive or be entitled to receive physical delivery of the debt securities in definitive form, and (c) will not be considered the owners or holders of the debt securities under the indenture. Regent Broadcasting, Inc. will issue debt securities of any series then represented by global securities in definitive form in exchange for those global securities if:

     - DTC notifies Regent Broadcasting, Inc. that it is unwilling or unable to continue as depositary or if DTC ceases to be a clearing agency registered under applicable law and a successor depositary is not appointed by Regent Broadcasting, Inc. within 90 days; or

     - Regent Broadcasting, Inc. decides not to require all of the debt securities of a series to be represented by a global security.

     If Regent Broadcasting, Inc. issues debt securities in definitive form in exchange for a global security, an owner of a beneficial interest in the global security will be entitled to have debt securities equal in principal amount to the beneficial interest registered in its name and will be entitled to physical delivery of those debt securities in definitive form. Debt securities issued in definitive form will, except as set forth in the applicable prospectus supplement, be issued in denominations of $1,000 and any multiple of $1,000 and will be issued in registered form only, without coupons.

INDENTURES

     Debt securities that will be senior debt will be issued under a senior indenture between us and a trustee we will select and name in the prospectus supplement. Regent Broadcasting, Inc. calls that indenture, as it may be supplemented from time to time, the Senior Debt Indenture. Debt securities that will be subordinated debt will be issued under a subordinated indenture between Regent Broadcasting, Inc. and a trustee we will select and name in the prospectus supplement. Regent Broadcasting, Inc. calls that indenture, as it may be supplemented from time to time, the Subordinated Debt Indenture. Regent Broadcasting, Inc. refers to the applicable trustee as the "senior debt indenture trustee" or as the "subordinated debt indenture trustee" as the context may require.

SUBORDINATION OF SUBORDINATED DEBT SECURITIES

     Holders of subordinated debt securities should recognize that contractual provisions in the Subordinated Debt Indenture may prohibit Regent Broadcasting, Inc. from making payments on these securities. Subordinated debt securities are subordinate and junior in right of payment, to the extent and in the manner stated in the Subordinated Debt Indenture, to all of the senior indebtedness of Regent Broadcasting, Inc. as defined in the Subordinated Debt Indenture.

     Unless otherwise provided in the applicable prospectus supplement, the subordination provisions of the Subordinated Debt Indenture will apply to subordinated debt securities. The Subordinated Debt Indenture provides that, unless all principal of and any premium or interest on the senior indebtedness has been paid in full, or provision has been made to make these payments in full, no payment of principal of, or any premium or interest on, any subordinated debt securities may be made in the event:

     - of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings involving us or a substantial part of our property;

     - that (a) a default has occurred in the payment of principal, any premium, interest or other monetary amounts due and payable on any senior indebtedness or (b) there has occurred any other event of default concerning senior indebtedness, that permits the holder or holders of the senior indebtedness to accelerate the maturity of the senior indebtedness, with notice or passage of time, or both, and that event of default has continued beyond the applicable grace period, if any, and that default or event of default has not been cured or waived or has not ceased to exist; or

     - that the principal of and accrued interest on any subordinated debt securities have been declared due and payable upon an event of default as defined under the Subordinated Debt Indenture and that declaration has not been rescinded and annulled as provided under the Subordinated Debt Indenture.

     The subordinated debt securities may have such other subordination provisions as are set forth in the applicable prospectus supplement.

CONSOLIDATION, MERGER AND SALE OF ASSETS

     Unless otherwise specified in the applicable prospectus supplement, Regent Broadcasting, Inc. may not consolidate or merge with or into any other person, including any other entity, or convey, transfer or lease all or substantially all of our properties and assets to any person or group of affiliated persons unless:

     - Regent Broadcasting, Inc. is the continuing corporation or the person, if other than Regent Broadcasting, Inc., formed by such consolidation or with which or into which Regent Broadcasting, Inc. is merged or the person to which all or substantially all its properties and assets are conveyed, transferred or leased is a corporation or other entity organized and existing under the laws of the United States, any of its States or the District of Columbia and expressly assumes Regent Broadcasting, Inc.'s obligations under the debt securities and each indenture; and

     - immediately after giving effect to the transaction, there is no default and no event of default under the relevant indenture.

     If Regent Broadcasting, Inc. consolidates with or merges into any other corporation or entity or conveys, transfers or leases all or substantially all of its property and assets as described in the preceding paragraph, the successor corporation or entity shall succeed to and be substituted for Regent Broadcasting, Inc., and may exercise its rights and powers under the indentures, and thereafter, except in the case of a lease, Regent Broadcasting, Inc. will be relieved of all obligations and covenants under the indentures and all outstanding debt securities.

EVENTS OF DEFAULT

     Unless otherwise specified in the applicable prospectus supplement, "events of default" under each indenture with respect to debt securities of any series will include:

     - default in the payment of interest on any debt security of that series when due that continues for a period of 30 days;

     - default in the payment of principal of or premium on any debt security of that series when due;

     - default in the deposit of any sinking fund payment on that series for five days after it becomes due;

     - failure to comply with any of our other agreements contained in the indenture for a period of 60 days after written notice to Regent Broadcasting, Inc. in accordance with the terms of the indenture;

     - failure to pay when due the principal of, or acceleration of, any indebtedness for money borrowed by us in excess of the amount specified in the indenture, if the indebtedness is not discharged, or the acceleration is not annulled, within 30 days of Regent Broadcasting, Inc.'s receiving written notice of the failure in accordance with the indenture;

     - certain events of bankruptcy, insolvency or reorganization; and

     - any other events of default specified in the applicable prospectus supplement.

     No event of default with respect to a particular series of debt securities, except as to certain events involving bankruptcy, insolvency or reorganization with respect to Regent Broadcasting, Inc., necessarily constitutes an event of default with respect to any other series of debt securities.

     In general, each indenture obligates the trustee to give notice of a default with respect to a series of debt securities to the holders of that series. The trustee may withhold notice of any default, except a default in payment on any debt security, if the trustee determines it is in the best interest of the holders of that series to do so.

     If there is a continuing event of default, the trustee or the holders of at least 25% in aggregate principal amount of the then outstanding debt securities of an affected series may require us to immediately repay the unpaid principal, or if the debt securities of that series are original issue discount securities, the portion of the principal amount as may be specified in the terms of that series, and interest on all debt securities of that series. Subject to certain conditions, the holders of a majority in principal amount of the debt securities of a series may rescind our obligation to accelerate repayment and may waive past defaults, except (1) a default in payment of the principal, premium (if any) and interest on any debt security of that series and (2) some covenant defaults under the terms of that series.

     Under the terms of each indenture, the trustee may refuse to enforce the indenture or the debt securities unless it first receives satisfactory security or indemnity from the holders of debt securities. Subject to limitations specified in each indenture, the holders of a majority in principal amount of the debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or for exercising any trust or power conferred on the trustee.

     No holder of any debt security of any series will have any right to institute any proceeding, judicial or otherwise, with respect to each indenture or to appoint a receiver or trustee, or to any other remedy under each indenture except as set forth in the applicable prospectus supplement.

     Notwithstanding the foregoing, the holder of any debt security will have an absolute and unconditional right to receive payment of the principal of and premium, if any, and interest on the debt security on or after the due dates expressed in the debt security and to institute suit for the enforcement of any such payment.

     Each indenture requires Regent Broadcasting, Inc. to furnish to the trustee annually a certificate as to our compliance with such indenture.

SATISFACTION AND DISCHARGE

     Regent Broadcasting, Inc. can discharge or defease its obligations under the indentures as stated below or as provided in the applicable prospectus supplement.

     Unless otherwise provided in the applicable prospectus supplement, Regent Broadcasting, Inc. may discharge obligations to holders of any series of debt securities that have not already been delivered to the trustee for cancellation and that have either become due and payable or are by their terms to become due and payable, or are scheduled for redemption, within one year. Regent Broadcasting, Inc. may effect a discharge by irrevocably depositing with the trustee cash or U. S. government obligations, as trust funds, in an amount certified to be enough to pay when due, whether at maturity, upon redemption or otherwise, the principal of, premium, if any, and interest on the debt securities and any mandatory sinking fund payments.

MODIFICATION OF THE INDENTURES

     Each indenture permits Regent Broadcasting, Inc. and the relevant trustee to amend the indenture without the consent of the holders of any of the debt securities:

     - to evidence the succession of another corporation or entity and the assumption of Regent Broadcasting, Inc.'s covenants under such indenture and the debt securities;

     - to add to our covenants or to the events of default or to make certain other changes which would not adversely affect in any material respect the holder of any outstanding debt securities;

     - to cure any ambiguity, defect or inconsistency; and

     - for other purposes as described in each indenture.

     Each indenture also permits Regent Broadcasting, Inc. and the trustee, with the consent of the holders of a majority in principal amount of the debt securities of each series affected by the amendment, with each such series voting as a class, to add any provisions to or change or eliminate any of the provisions of such indenture or any supplemental indenture or to modify the rights of the holders of debt securities of each series, provided, however, that, without the consent of the holder of each debt security so affected, no such amendment may:

     - change the maturity of the principal of or premium, if any, or any installment of principal or interest on any debt security;

     - reduce the principal amount of any debt security, or the rate of interest or any premium payable upon the redemption, repurchase or repayment of any debt security, or change the manner in which the amount of any of the foregoing is determined;

     - reduce the amount of principal payable upon acceleration of maturity;

     - change the place of payment where, or the currency or currency unit in which, any debt security or any premium or interest on the debt security is payable;

     - reduce the percentage in principal amount of affected debt securities the consent of whose holders is required for amendment of the indenture or for waiver of compliance with some provisions of the indenture or for waiver of some defaults; or

     - modify the provisions relating to waiver of some defaults or any of the provisions relating to amendment of the indenture except to increase the percentage required for consent or to provide that some other provisions of the indenture may not be modified or waived.

     The holders of a majority in principal amount of the debt securities of any series may, on behalf of the holders of all debt securities of that series, waive, insofar as is applicable to that series, Regent Broadcasting, Inc.'s compliance with some restrictive provisions of the indentures.

     Regent Broadcasting, Inc. may not amend the Subordinated Debt Indenture to alter the subordination of any outstanding subordinated debt securities in a manner adverse to the holders of senior indebtedness without the written consent of the holders of senior indebtedness then outstanding under the terms of such senior indebtedness.

DEFEASANCE AND COVENANT DEFEASANCE

     Except as provided in the applicable prospectus supplement, Regent Broadcasting, Inc. may elect either

     - to be discharged from all our obligations in respect of debt securities of any series, except for its obligations to register the transfer or exchange of debt securities, to replace temporary, destroyed, stolen, lost or mutilated debt securities, to maintain paying agencies and to hold monies for payment in trust (we will refer to this discharge as "defeasance"), or

     - to be released from its obligations to comply with some restrictive covenants applicable to the debt securities of any series (we will refer to this release as "covenant defeasance");

in either case upon the deposit with the trustee, or other qualifying trustee, in trust, of money and/or U.S. government obligations which will provide money sufficient to pay all principal of and any premium and interest on the debt securities of that series when due. Regent Broadcasting, Inc. may establish such a trust only if, among other things, it has received an opinion of counsel to the effect that the holders of debt securities of the series (a) will not recognize income, gain or loss for federal income tax purposes as a result of the deposit, defeasance or covenant defeasance and (b) will be subject to federal income tax on the same amounts, and in the same manner and at the same times as would have been the case if the deposit, defeasance or covenant defeasance had not occurred. The opinion, in the case of defeasance under the first bullet point above, must refer to and be based upon a ruling of the Internal Revenue Service or a change in applicable federal income tax laws occurring after the date of the relevant indenture.

     Regent Broadcasting, Inc. may exercise the defeasance option with respect to debt securities notwithstanding its prior exercise of the covenant defeasance option. If Regent Broadcasting, Inc. exercises the defeasance option, payment of the debt securities may not be accelerated because of a default. If Regent Broadcasting, Inc. exercises the covenant defeasance option, payment of the debt securities may not be accelerated by reason of a default with respect to the covenants to which covenant defeasance is applicable. However, if the acceleration were to occur by reason of another default, the realizable value at the acceleration date of the money and U.S. government obligations in the defeasance trust could be less than the principal and interest then due on the debt securities, in that the required deposit in the defeasance trust is based upon scheduled cash flow rather than market value, which will vary depending upon interest rates and other factors.

CONVERSION RIGHTS

     The terms and conditions, if any, upon which debt securities being offered are convertible into common stock or other securities will be set forth in an applicable prospectus supplement. Those terms will include the conversion price, the conversion period, provisions as to whether conversion will be at the option of the holder or Regent Broadcasting, Inc., the events requiring an adjustment of the conversion price and provisions affecting conversion in the event that the debt securities are redeemed.

REGARDING THE TRUSTEE

     We will choose appropriate banks or trust companies to serve as the senior debt indenture trustee and the subordinated debt indenture trustee. Information regarding such trustees will be disclosed in the applicable prospectus supplement. The same entity may serve as both the senior debt indenture trustee and the subordinated debt indenture trustee.

     Each indenture contains limitations on the rights of the trustee, should the trustee become our creditor, to obtain payment of claims in some cases, or to realize on specified property received in respect of these claims, as security or otherwise. The trustee and its affiliates may engage in, and will be permitted to continue to engage in, other transactions with us and our affiliates, provided, however, that if it acquires any conflicting interest as described under the Trust Indenture Act of 1939, it must eliminate the conflict or resign.

                           DESCRIPTION OF GUARANTEES

     Regent may from time to time guarantee the obligations of Regent Broadcasting, Inc. relating to its debt securities issued under this prospectus.

     Regent Broadcasting, Inc. may from time to time guarantee the obligations of Regent relating to its debt securities issued under this prospectus.

     Certain of our direct and indirect wholly-owned subsidiaries may guarantee the obligations of Regent and/or Regent Broadcasting, Inc. relating to the debt securities of either company issued under this prospectus.

     The specific terms and provisions of each guarantee, including any provisions relating to the subordination of any guarantee, will be described in the applicable prospectus supplement. The obligations of each guarantor under its guarantee will be limited as necessary to seek to prevent that guarantee from constituting a fraudulent conveyance or fraudulent transfer under applicable federal or state law.

                            DESCRIPTION OF WARRANTS

     We may issue warrants to purchase shares of common stock, preferred stock or debt securities. Warrants may be issued, subject to regulatory approvals, independently or together with any shares of common stock, preferred stock or debt securities and may be attached to or separate from such shares of common stock or preferred stock or debt securities. Each series of warrants will be issued under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as an agent for us in connection with the warrants of such series and will not assume any obligation or relationship of agency or trust for or with any holders or beneficial owners of warrants. The following sets forth certain general terms and provisions of the warrants offered hereby. Further terms of the warrants and the applicable warrant agreement will be set forth in the applicable prospectus supplement.

     The applicable prospectus supplement will describe the following terms of any warrants in respect of which this prospectus is being delivered:

     - the title of the warrants;

     - the securities (which may include shares of common stock or preferred stock or debt securities) for which the warrants are exercisable;

     - the price or prices at which the warrants will be issued;

     - the periods during which the warrants are exercisable, the number of shares of common stock or preferred stock or the amount of debt securities for which each warrant is exercisable, the exercise price for the warrants, including any changes to or adjustments in the exercise price;

     - the currency or currencies, including composite currencies, in which the exercise price of the warrants may be payable;

     - if applicable, the designation and terms of the series of preferred stock with which the warrants are issued;

     - if applicable, the terms of the debt securities with which the warrants are issued;

     - the number of warrants issued with each share of common stock or preferred stock;

     - if applicable, the date on and after which the warrants and the related common stock, preferred stock or debt securities will be separately transferable;

     - any listing of the warrants on a securities exchange or automated quotation system;

     - if applicable, a discussion of material U.S. federal income tax consequences and other special considerations with respect to any warrants; and

     - any other terms of the warrants, including terms, procedures and limitations relating to the transferability, exchange and exercise of such warrants.

                    DESCRIPTION OF STOCK PURCHASE CONTRACTS
                       AND STOCK PURCHASE UNITS OF REGENT

     We may issue stock purchase contracts. Stock purchase contracts are contracts obligating holders to purchase from us, and us to sell to the holders, a specified number of shares of common stock, preferred stock or convertible preferred stock at a future date or dates. The price per share of common stock, preferred stock or convertible preferred stock may be fixed at the time the stock purchase contracts are issued or may be determined by reference to a specific formula set forth in the stock purchase contracts. The formulas may include anti-dilution provisions to adjust the number of shares issuable under the stock purchase contracts upon events that would otherwise dilute the interests of the holders. The stock purchase contracts may be issued separately or as a part of stock purchase units each representing ownership of a stock purchase contract and our debt securities, convertible debt securities or debt obligations of the United States of America or its agencies or instrumentalities, securing the holders' obligations to purchase the common stock, preferred stock or the convertible preferred stock under the stock purchase contracts.

     When stock purchase units include debt obligations of the United States of America or its agencies or instrumentalities, the principal of the debt obligations, when paid at maturity, will automatically be applied to satisfy the holder's obligation to purchase common stock, preferred stock or convertible preferred stock under the stock purchase contracts unless the holder of the units settles its obligations under the stock purchase contracts early through the delivery of consideration to us or our agent in the manner discussed below.

     The stock purchase contracts may require us to make periodic payments to the holders of the stock purchase units or vice versa, and the payments may be unsecured or refunded on some basis. The stock purchase contracts may require holders to secure their obligations in a specified manner.

     Holders of stock purchase units may be entitled to settle the underlying stock purchase contracts prior to the stated settlement date by surrendering the certificate evidencing the stock purchase units, accompanied by the payment due, in any form and calculated pursuant to any formula as may be prescribed in the stock purchase contracts and described in the applicable prospectus supplement. Upon early settlement, the holder would receive the number of shares of common stock, preferred stock or convertible preferred stock deliverable under the stock purchase contracts, subject to adjustment in specific cases. Holders of stock purchase units may be entitled to exchange their stock purchase units together with appropriate collateral, for separate stock purchase contracts and our debt securities or debt obligations of the United States of America or its agencies or instrumentalities. In the event of either an early settlement or exchange, the debt securities or debt obligations that were pledged as security for the obligation of the holder to perform under the stock purchase contracts would be transferred to the holder free and clear of our security interest.

     The applicable prospectus supplement will describe the terms of any stock purchase contracts or stock purchase units including differences, if any, from the terms described above.

                              PLAN OF DISTRIBUTION

     We may sell the securities offered by this prospectus:

     - through underwriters or dealers;

     - through agents;

     - directly to purchasers; or

     - through a combination of any such methods of sale.

     Any underwriter, dealer or agent may be deemed to be an underwriter within the meaning of the Securities Act of 1933. The prospectus supplement relating to the securities offered by this prospectus will set forth:

     - their offering terms, including the name or names of any underwriters, dealers or agents;

     - the purchase price of the securities offered by such prospectus supplement;

     - the proceeds to us from the sale;

     - any underwriting discounts, commissions and other items constituting compensation to underwriters, dealers or agents;

     - any initial public offering price;

     - any discounts or concessions allowed or reallowed or paid by underwriters or dealers to other dealers; and

     - any securities exchanges or other markets on which the securities offered by this prospectus may be listed or traded.

     If underwriters or dealers are used in the sale, the securities offered by this prospectus will be acquired by the underwriters or dealers for their own account and may be resold from time to time:

     - in one or more transactions;

     - at a fixed price or prices, which may be changed;

     - at market prices prevailing at the time of sale;

     - at prices related to the prevailing market prices; or

     - at negotiated prices.

     The securities offered by this prospectus may be offered to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more of those firms. Unless otherwise set forth in the prospectus supplement, the obligations of underwriters or dealers to purchase the securities offered by this prospectus will be subject to specific conditions precedent and the underwriters or dealers will be obligated to purchase all of the securities offered by this prospectus if any are purchased. Any public offering price and any discounts or concessions allowed or reallowed or paid by underwriters or dealers to other dealers may be changed from time to time.

     The securities offered by this prospectus may be sold directly by us or through agents designated by us. Any agent involved in the offer or sale of the securities offered by this prospectus in respect of which this prospectus is delivered will be named, and any commissions payable by us to the agent will be set forth, in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, any agent will be acting on a best efforts basis for the period of its appointment.

     If so indicated in the prospectus supplement, we will authorize underwriters, dealers or agents to solicit offers by specific institutions to purchase securities offered by this prospectus from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject to any conditions set forth in the prospectus supplement and the prospectus supplement will set forth the commission payable for solicitation of the contracts. The underwriters and other persons soliciting the contracts will have no responsibility for the validity or performance of any of the contracts.

     Underwriters, dealers and agents may be entitled under agreements entered into with us to indemnification by us against civil liabilities, including liabilities under the Securities Act, or to contribution by us to payments they may be required to make in respect thereof. The terms and conditions of the indemnification will be described in an applicable prospectus supplement. Underwriters, dealers and agents may be customers of, engage in transactions with, or perform services for, us in the ordinary course of business.

     Each series of securities offered by this prospectus may be a new issue of securities with no established trading market. Any underwriters to whom securities offered by this prospectus are sold by us for public offering and sale may make a market in the securities offered by this prospectus, but the underwriters will not be obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of the trading market for any securities offered by this prospectus.

     Underwriters and dealers may engage in passive market making transactions in our common stock in accordance with Rule 103 of Regulation M under the Exchange Act. In general, a passive market maker may not bid for or purchase our common stock at a price that exceeds the highest independent bid. In addition, the net daily purchases made by any passive market maker generally may not exceed 30% of its average daily trading volume in our common stock during a specified two month prior period, or 200 shares, whichever is greater. A passive market maker must identify passive market making bids on the Nasdaq electronic inter-dealer reporting system. Passive market making may stabilize or maintain the market price of our common stock above independent market levels. Underwriters and dealers are not required to engage in passive market making and may end passive market making activities at any time.

     Any underwriter may engage in stabilizing and syndicate covering transactions in accordance with Rule 104 of Regulation M under the Exchange Act. Rule 104 permits stabilizing bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. The underwriters may over-allot shares of the common stock in connection with an offering of common stock, thereby creating a short position in the underwriters' account. Syndicate covering transactions involve purchases of the debt securities or convertible debt securities in the open market after the distribution has been completed in order to cover syndicate short positions. Stabilizing and syndicate covering transactions may cause the price of the debt securities or convertible debt securities to be higher than it would otherwise be in the absence of those transactions. These transactions, if commenced, may be discontinued at any time.

                                 LEGAL MATTERS

     Unless otherwise indicated in the applicable prospectus supplement relating to particular securities, the validity of the securities offered hereby will be passed upon for us by Graydon Head & Ritchey LLP, Cincinnati, Ohio.

                                    EXPERTS

     The financial statements incorporated in this prospectus by reference to the Annual Report on Form 10-K for Regent Communications, Inc. for the year ended December 31, 2001 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                      WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. Stockholders may read and copy reports, proxy statements and other information filed by us at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549; 233 Broadway, New York, New York 10279; or Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our reports, proxy statements and other information are also available from commercial document retrieval services and at the SEC's website located at http://www.sec.gov.

     We have filed a registration statement to register with the SEC the securities offered hereby. This document is part of that registration statement and constitutes a prospectus of Regent.

     As allowed by SEC rules, this document does not contain all the information that stockholders can find in our registration statement or the exhibits to our registration statement.

                           INCORPORATION BY REFERENCE

     The SEC allows us to "incorporate by reference" information into this document, which means that we can disclose important information to security holders by referring them to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information contained directly in the other document.

     This document incorporates by reference the documents set forth below:

     - our Annual Report on Form 10-K for the year ended December 31, 2001;

     - our Proxy Statement dated April 19, 2001; and

     - the description of our common stock contained in our registration statement filed under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

     Additional documents that we may file with the SEC between the date of this document and the date of the sale of the securities offered hereby are also incorporated by reference. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

     Copies of any of the documents incorporated by reference (excluding exhibits unless specifically incorporated therein) are available without charge upon written or oral request from Anthony A. Vasconcellos, Chief Financial Officer of Regent Communications, Inc., 100 East RiverCenter Boulevard, 9(th) Floor, Covington, Kentucky 41011 (telephone number: (859) 292-0030).

             ------------------------------------------------------
             ------------------------------------------------------

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS DOCUMENT TO MAKE YOUR DETERMINATION ON WHETHER OR NOT TO MAKE AN INVESTMENT IN THE SHARES OF OUR COMMON STOCK OFFERED HEREBY. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED
IN THIS DOCUMENT. THIS DOCUMENT IS DATED        , 2002. YOU SHOULD NOT ASSUME
THAT THE INFORMATION CONTAINED IN THIS DOCUMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND NEITHER THE DELIVERY OF THIS DOCUMENT NOR THE SALE OF OUR COMMON STOCK WILL CREATE ANY IMPLICATION TO THE CONTRARY.

                             ---------------------

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
About this Prospectus.................    2
Risk Factors..........................    3
Forward-Looking Statements............    6
Regent Communications, Inc. ..........    6
Use of Proceeds.......................    6
Consolidated Ratios of Earnings to
  Fixed Charges and Earnings to
  Combined Fixed Charges and Preferred
  Stock Dividends.....................    7
Description of Capital Stock of
  Regent..............................    7
Description of Depositary Shares of
  Regent..............................   10
Description of Debt Securities of
  Regent..............................   10
Description of Debt Securities of
  Regent Broadcasting, Inc. ..........   18
Description of Guarantees.............   25
Description of Warrants...............   26
Description of Stock Purchase
  Contracts and Stock Purchase Units
  of Regent...........................   27
Plan of Distribution..................   27
Legal Matters.........................   29
Experts...............................   29
Where You Can Find More Information...   29
Incorporation By Reference............   30

             ------------------------------------------------------
             ------------------------------------------------------
             ------------------------------------------------------
             ------------------------------------------------------

                                  REGENT LOGO
                           REGENT BROADCASTING, INC.

                            -----------------------

                                  $250,000,000
                            -----------------------

                          REGENT COMMUNICATIONS, INC.
                                  COMMON STOCK
                                PREFERRED STOCK
                          CONVERTIBLE PREFERRED STOCK
                               DEPOSITARY SHARES
                                    WARRANTS
                            STOCK PURCHASE CONTRACTS
                              STOCK PURCHASE UNITS
                                DEBT SECURITIES
                          CONVERTIBLE DEBT SECURITIES
                       GUARANTEED TO THE EXTENT SET FORTH
                      HEREIN BY THE SUBSIDIARY GUARANTORS
                    GUARANTEES OF DEBT SECURITIES OF REGENT
                               BROADCASTING, INC.

                           REGENT BROADCASTING, INC.
                                DEBT SECURITIES
                          CONVERTIBLE DEBT SECURITIES
                       GUARANTEED TO THE EXTENT SET FORTH
                     HEREIN BY REGENT COMMUNICATIONS, INC.
                         AND THE SUBSIDIARY GUARANTORS
                        GUARANTEES OF DEBT SECURITIES OF
                          REGENT COMMUNICATIONS, INC.
                            -----------------------

                                   PROSPECTUS
                            -----------------------
                                          , 2002

             ------------------------------------------------------
             ------------------------------------------------------

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

         The following is an itemized statement of the fees and expenses (all but the SEC fees are estimates) in connection with the issuance and distribution of the shares of common stock being registered hereunder. All such fees and expenses shall be borne by Regent.


          Commission Registration Fees..................  $         23,000.00
          Nasdaq National Market Listing Fee............  $
          Blue Sky fees and expenses....................  $
          Printing and engraving expenses...............  $
          Transfer agent and registrar fee and expenses.  $
          Attorneys fees and expenses...................  $
          Accounting fees and expenses..................  $
          Miscellaneous.................................  $
                                                          --------------------
                    Total...............................  $
                                                          ====================

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         As permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware (the "DGCL"), the Certificate of Incorporation of the Registrant provides that a director of the Registrant shall not be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the Certificate of Incorporation of the Registrant requires that the liability of a director of the Registrant must be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Further, any repeal or modification of this provision of the Certificate of Incorporation of the Registrant by the stockholders of the Registrant shall not adversely affect any right or protection of a director of the Registrant existing at the time of such repeal or modification.

         In accordance with Section 145 of the DGCL, the Certificate of Incorporation and the Amended and Restated By-laws of the Registrant provide that the Registrant shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is threatened to be made a party, or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person for whom he is a legal representative, is or was a director, officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person. The indemnification and advancement of expenses pursuant to the Certificate of Incorporation and By-laws are not exclusive of any other rights which the person seeking indemnification may have under any statute, provision of such Certificate of Incorporation, By-laws, agreement, vote of stockholders or disinterested directors or otherwise. Pursuant to the terms of the Certificate of Incorporation and the By-laws, the Registrant is required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the Registrant. Pursuant to Section 145 of the DGCL, the Registrant may only indemnify a person if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         The Certificate of Incorporation and the By-laws further provide that the Registrant shall pay the expenses of directors and executive officers of the Registrant, and may pay the expenses of all other officers, employees or agents of the Registrant, incurred in defending any proceeding, in advance of its final disposition, upon receipt of an undertaking by the director, officer, employee or agent to repay all amounts advanced if it should be ultimately determined that such person is not entitled to be indemnified under the provisions of the Certificate of Incorporation, the By-laws or otherwise.

         Section 145 of the DGCL further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and
(b) of Section 145 or in the defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that indemnification provided for by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators.

         The Certificate of Incorporation and the By-laws provide that the Registrant's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity, shall be reduced by any amount such person may collect as indemnification from such other entity.

         If the indemnification provisions of the Certificate of Incorporation or By-laws are repealed or modified, such repeal or modification will not adversely affect any right or protection thereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

         Regent carries directors' and officers' liability insurance coverage which insures its directors and officers and the directors and officers of its subsidiaries in certain circumstances.

ITEM 16. EXHIBITS

Document                                                                          Exhibit
--------                                                                          -------

Underwriting Agreement                                                             1.1*

Asset Exchange Agreement dated as of March 12, 2000                                2.1**
by and among Clear Channel Broadcasting, Inc.,
Clear Channel Broadcasting Licenses, Inc., Capstar Radio
Operating Company, Capstar TX Limited Partnership,
Regent Broadcasting of Victorville, Inc., Regent Licensee
of Victorville, Inc., Regent Broadcasting of Palmdale, Inc.,
Regent Licensee of Palmdale, Inc., Regent Broadcasting of
Mansfield, Inc. and Regent Licensee of Mansfield, Inc.
(previously filed as Exhibit 2(g) to the Registrant's Form
10-K for the year ended December 31, 1999 and incorporated
herein by this reference)

First Amendment to Asset Exchange Agreement made on                                2.2**
May 31, 2000 by and among Clear Channel Broadcasting,
Inc., Clear Channel Broadcasting Licenses, Inc., Capstar
Radio Operating Company, Capstar TX Limited Partnership,
Regent Broadcasting of Victorville, Inc., Regent Licensee
of Victorville, Inc., Regent Broadcasting of Palmdale, Inc.,
Regent Licensee of Palmdale, Inc., Regent Broadcasting of
Mansfield, Inc. and Regent Licensee of Mansfield, Inc.
(previously filed as Exhibit 2(b) to the Registrant's Form
10-Q for the quarter ended June 30, 2000 and incorporated
herein by reference)

Second Amendment to Asset Exchange Agreement made                                  2.3**
on June 2, 2000 by and among Clear Channel Broadcasting,
Inc., Clear Channel Broadcasting Licenses, Inc., Capstar Radio
Operating Company, Capstar TX Limited Partnership, Regent
Broadcasting of Victorville, Inc., Regent Licensee of
Victorville, Inc., Regent Broadcasting of Palmdale, Inc.,
Regent Licensee of Palmdale, Inc., Regent Broadcasting of
Mansfield, Inc. and Regent Licensee of Mansfield, Inc.
(previously filed as Exhibit 2(c) to the Registrant's Form
10-Q for the quarter ended June 30, 2000 and incorporated
herein by reference)

Agreement of Merger dated March 29, 2000 by and among                              2.4**
Regent Communications, Inc., Regent Broadcasting, Inc.,
KZAP, Inc. and Rob Cheal (previously filed as Exhibit 2(h)
to the Registrant's Form 10-K for the year ended December
31, 1999 and incorporated herein by this reference)


Asset Purchase Agreement dated March 29, 2000 by and                               2.5**
between Yavapai Broadcasting Corporation, Regent
Broadcasting of Flagstaff, Inc. and Regent Licensee of
 Flagstaff, Inc. (previously filed as Exhibit 2(i) to the
Registrant's Form 10-K for the year ended December 31,
1999 and incorporated herein by this reference)

Asset Purchase Agreement made as of October 31, 2000                               2.6**
 among Concord Media Group of California, Inc., Regent
Broadcasting of Palmdale, Inc. and Regent Licensee of
Palmdale, Inc. (previously filed as Exhibit 2(d) to the
Registrant's Form 10-Q for the quarter ended September
30, 2000 and incorporated herein by reference)

Asset Purchase Agreement made December 28, 2000                                    2.7**
among NextMedia Group II, Inc., NextMedia Licensing,
Inc., Regent Broadcasting of Erie, Inc. and Regent Licensee
of Erie, Inc. (excluding exhibits not deemed material or
filed separately in executed form) (previously filed as
Exhibit 2(g) to the Registrant's Form 10-K for the year
ended December 31, 2000 and incorporated herein by
reference)

Agreement of Merger dated June 15, 2000 among StarCom,                             2.8**
Inc, Dennis Carpenter and Regent Broadcasting, Inc., as
amended by an Amendment, dated as of July 27, 2000, to
Agreement of Merger, and as further amended by a Second
Amendment, dated as of February 19, 2001, to Agreement of
Merger (excluding exhibits not deemed material or filed
separately in executed form) (previously filed as Exhibit 2(h)
to the Registrant's Form 10-K for the year ended December 31,
2000 and incorporated herein by reference)

Credit Agreement dated as of January 27, 2000 among                                4.1**
Regent Broadcasting, Inc., Regent Communications, Inc.,
Fleet National Bank, as administrative agent, Fleet National
Bank, as issuing lender, General Electric Capital Corporation, as syndication agent, Dresdner Bank AG, New York and
Grand Cayman Branches, as document agent, and the several
lenders party thereto (excluding exhibits not deemed material or filed separately in executed form) (previously filed as Exhibit
4(a) to the Registrant's Form 8-K filed February 10, 2000 and incorporated herein by this reference)

Omnibus Amendment No. 1 and Amendment No. 1 to Credit                              4.2**
Agreement dated as of February 4, 2000 among Regent
Broadcasting, Inc., Regent Communications, Inc., Fleet National
Bank, as administrative agent, Fleet National Bank, as issuing lender, General Electric Capital Corporation, as syndication agent, Dresdner Bank AG, New York and Grand Cayman Branches, as document agent, and the several lenders party thereto (previously filed as Exhibit 4(e) to the Registrant's Form 8-K filed February 10,
2000 and incorporated herein by this reference)

Amendment No. 2 and Consent, dated as of August 23, 2000,                          4.3**
to the Credit Agreement dated as of January 27, 2000, as amended, among Regent Broadcasting, Inc., Regent Communications, Inc.,
Fleet National Bank, as administrative agent, Fleet National Bank, as issuing lender, General Electric Capital Corporation, as syndication agent, Dresdner
Bank AG, New York and Grand Cayman Branches, as document agent, and the several lenders party thereto (previously filed as Exhibit 4(c) to the Registrant's Form
10-K for the year ended December 31, 2000 and incorporated herein by this reference)

Amendment No. 3 dated as of December 1, 2000, to the Credit                        4.4**
Agreement dated as of January 27, 2000, as amended, among Regent
Broadcasting, Inc., Regent Communications, Inc., Fleet National
Bank, as administrative agent, Fleet National Bank, as issuing lender,
General Electric Capital Corporation, as syndication agent, Dresdner
Bank AG, New York and Grand Cayman Branches, as document agent, and the several lenders party thereto (previously filed as Exhibit 4(d) to the Registrant's Form 10-K for the year ended December 31, 2000 and incorporated herein by this reference)

Revolving Credit Note dated as of February 7, 2000 made by Regent                  4.5**
Broadcasting, Inc. in favor of Fleet National Bank in the original principal amount of $25 million (previously filed as Exhibit 4(f) to the Registrant's Form 8-K filed February 10, 2000 and incorporated herein by this reference) (See Note 1 below)

Subsidiary Guaranty Agreement dated as of January 27, 2000                         4.6**
among Regent Broadcasting, Inc., Regent Communications, Inc. and
each of their subsidiaries and Fleet National Bank, as collateral agent
(previously filed as Exhibit 4(c) to the Registrant's Form 8-K filed
February 10, 2000 and incorporated herein by this reference)

Pledge Agreement dated as of January 27, 2000 among Regent                         4.7**
Broadcasting, Inc., Regent Communications, Inc. and each of
their subsidiaries and Fleet National Bank, as collateral agent
(previously filed as Exhibit 4(d) to the Registrant's Form 8-K filed February 10, 2000 and incorporated herein by this reference)

Security Agreement dated as of January 27, 2000 among                              4.8**
Regent Broadcasting, Inc., Regent Communications, Inc. and
each of their subsidiaries and Fleet National Bank, as collateral agent (previously filed as Exhibit 4(b) to the Registrant's Form 8-K filed February 10, 2000 and incorporated herein by this reference)

Amended and Restated Certificate of Incorporation of Regent                        4.9**
Communications, Inc., as amended by a Certificate of Designation,
Number, Powers, Preferences and Relative, Participating, Optional
and Other Special Rights and the Qualifications, Limitations,
Restrictions, and Other Distinguishing Characteristics of Series G Preferred
Stock of Regent Communications, Inc., filed January 21, 1999 (previously filed as Exhibit 3(a) to the Registrant's Form 10-K for the year ended December 31,
1998 and incorporated herein by this reference)

Certificate of Decrease of Shares Designated as Series G                           4.10**
Convertible Preferred Stock of Regent Communications, Inc., filed with the Delaware Secretary of State on June 21, 1999 amending the Amended and Restated Certificate of Incorporation of Regent
Communications, Inc., as amended (previously filed as Exhibit 3(c)
to the Registrant's Form 10-Q for the quarter ended June 30, 1999 and incorporated herein by this reference)

Certificate of Designation, Number, Powers, Preferences and                        4.11**
Relative, Participating, Optional and Other Special Rights and the
Qualifications, Limitations, Restrictions, and Other Distinguishing
Characteristics of Series H Preferred Stock of Regent Communications,
Inc., filed with the Delaware Secretary of State on June 21, 1999 amending the Amended and Restated Certificate of Incorporation of
Regent Communications, Inc., as amended (previously filed as Exhibit
3(d) to the Registrant's Form 10-Q for the quarter ended June 30, 1999 and incorporated herein by this reference)

Certificate of Decrease of Shares Designated as Series G Convertible               4.12**
Preferred Stock of Regent Communications, Inc., filed with the
Delaware Secretary of State on August 23, 1999 amending the Amended and Restated Certificate of Incorporation of Regent Communications, Inc.,
as amended (previously filed as Exhibit 3(e) to the Registrant's Form
10-Q for the quarter ended on September 30, 1999 and incorporated herein by this reference)

Certificate of Increase of Shares Designated as Series H Convertible               4.13**
Preferred Stock of Regent Communications, Inc., filed with the
Delaware Secretary of State on August 23, 1999 amending the
Amended and Restated Certificate of Incorporation of Regent
Communications, Inc., as amended (previously filed as Exhibit 3(f) to the Registrant's Form 10-Q for the quarter ended on September 30,
1999 and incorporated herein by this reference)

Certificate of Amendment of Amended and Restated Certificate of                    4.14**
Incorporation of Regent Communications, Inc. filed with the


Delaware Secretary of State on November 19, 1999 (previously filed as Exhibit 3(b) to the Registrant's Form 10-Q for the quarter ended
June 30, 2001 and incorporated herein by this reference)

Certificate of Designation, Number, Powers Preferences and Relative,               4.15**
Participating, Optional, and Other Special Rights and the Qualifications,
Limitations, Restrictions, and Other Distinguishing Characteristics of
Series K Preferred Stock of Regent Communications, Inc., filed with the Delaware Secretary of State on December 13, 1999 amending the
Amended and Restated Certificate of Incorporation of Regent
Communications, Inc., as amended (previously filed as Exhibit 3(g) to
Amendment No. 1 to the Registrants Form S-1 Registration Statement
No. 333-91703 filed December 29, 1999 and incorporated herein by this reference)

Certificate of Amendment of Amended and Restated Certificate of Incorporation      4.16**
of Regent Communications, Inc. filed with the Delaware Secretary of State on March 13, 2002 (previously filed as Exhibit 3(h) to the Registrant's
Form 10-K for the year ended December 31, 2001 and incorporated herein by this reference)

Amended and Restated By-Laws of Regent Communications, Inc.                        4.17**
(previously filed as Exhibit 3(b) to Amendment No. 1 to the
Registrant's Form S-4 Registration Statement No. 333-46435
filed April 8, 1999 and incorporated herein by this reference)

Amendments to By-Laws of Regent Communications, Inc.                               4.18**
adopted December 13, 1999 (previously filed as Exhibit 3(h) to
Amendment No. 1 to the Registrant's Form S-1 Registration
Statement No. 333-91703 filed December 29, 1999 and
incorporated herein by this reference)

Stock Purchase Agreement dated June 15, 1998 among Regent Communications,          4.19**
Inc., Waller-Sutton Media Partners, L.P., WPG Corporate Development
Associates V, L.C.C., WPG Corporate Development Associates (Overseas) V,
L.P., General Electric Capital Corporation, River Cities Capital Fund Limited
Partnership and William H. Ingram (excluding exhibits not deemed material or filed separately in executed form) (previously filed as Exhibit 4(d) to the
Registrant's Form 8-K filed June 30, 1998 and incorporated herein by this reference)

Registration Rights Agreement dated June 15, 1998 among Regent                     4.20**
Communications, Inc., PNC Bank, N.A., Trustee, Waller-Sutton
Media Partners, L.P., WPG Corporate Development Associates
V, L.L.C., WPG Corporate Development Associates (Overseas)
V, L.P., BMO Financial, Inc., General Electric Capital Corporation,
River Cites Capital Fund Limited Partnership, Terry S. Jacobs,
William L. Stakelin, William H. Ingram, Blue Chip Capital Fund II
Limited Partnership, Miami Valley Venture Fund L.P. and Thomas
Gammon (excluding exhibits not deemed material or filed separately in executed form) (previously filed as Exhibit 4(e) to the Registrant's
Form 8-K filed June 30, 1998 and incorporated herein by this reference)

Warrant for the Purchase of 650,000 Shares of Common Stock issued                  4.21*
by Regent Communications, Inc. to Waller-Sutton Media Partners,


L.P. dated June 15, 1998 (See Note 2 below) (previously filed as
Exhibit 4(f) to the Registrant's Form 8-K filed June 30, 1998 and incorporated herein by this reference)

Stock Purchase Agreement dated June 21, 1999 between Regent                        4.22**
Communications, Inc. and Waller-Sutton Media Partners, L.P. relating to the purchase of 90,909 shares of Regent Communications, Inc.
Series H convertible preferred stock (See Note 3 below) (excluding exhibits not deemed material or filed separately in executed form) (previously filed as
Exhibit 4(aa) to the Registrant's Form 10-Q for the quarter ended June 30,1999 and incorporated herein by this reference)

Stock Purchase Agreement dated June 21, 1999, among Regent                         4.23**
Communications, Inc., WPG Corporate Development Associates V,
L.L.C. and WPG Corporate Development Associates V (Overseas),
L.P. relating to the purchase of 1,180,909 and 182,727 shares, respectively, of
Regent Communications, Inc. Series H convertible preferred stock (excluding exhibits not deemed material or filed separately in executed form) (previously filed as Exhibit 4(bb) to the Registrant's Form 10-Q for the quarter ended June
30, 1999 and incorporated herein by this reference)

Stock Purchase Agreement dated as of August 31, 1999 among Regent                  4.24**
Communications, Inc., The Roman Arch Fund L.P. and The Roman
Arch Fund II L.P. relating to the purchase of 109,091 and 72,727 shares, respectively, of Regent Communications, Inc. Series H convertible preferred stock (excluding exhibits not deemed material or filed separately in executed form) (previously filed as Exhibit 4(ee) to the
Registrant's Form 10-Q for the quarter ended on September 30, 1999 and incorporated herein by this reference)

First Amendment to Registration Rights Agreement dated as of August                4.25**
31, 1999 among Regent Communications, Inc., PNC Bank, N.A., as trustee, Waller-Sutton Media Partners, L.P., WPG Corporate
Development Associates V, L.L.C., WPG Corporate Development
Associates (Overseas) V, L.P., BMO Financial, Inc., General Electric
Capital Corporation, River Cities Capital Fund Limited Partnership,
Terry S. Jacobs, William L. Stakelin, William H. Ingram, Blue Chip
Capital Fund II Limited Partnership, Miami Valley Venture Fund L.P.
and Thomas P. Gammon (excluding exhibits not deemed material or filed separately in executed form) (previously filed as Exhibit 4(gg) to the
Registrant's Form 10-Q for the quarter ended on September 30, 1999 and incorporated herein by this reference)

Second Amendment to Registration Rights Agreement dated as of                      4.26**
December 13, 1999, among Regent Communications, Inc., Terry S.
Jacobs, William L. Stakelin, Blue Chip Capital Fund II Limited
Partnership, Blue Chip Capital Fund III Limited Partnership, Miami


Valley Venture Fund, L.P., PNC Bank, N.A., as trustee, PNC Bank,
N.A., Custodian, Waller-Sutton Media Partners, L.P., River Cities
Capital Fund Limited Partnership, Mesirow Capital Partners VII,
WPG Corporate Development Associates V, L.L.C., WPG Corporate
Development Associates V (Overseas) L.P., General Electric Capital
Corporation, William H. Ingram, The Roman Arch Fund L.P., The
Roman Arch Fund II L.P. and The Prudential Insurance Company of
America (previously filed as Exhibit 4(hh) to Amendment No. 1 to the
Registrant's Form S-1 Registration Statement No. 333-91703 filed
December 29, 1999 and incorporated herein by this reference)

Third Amended and Restated Stockholders' Agreement dated as                        4.27**
of December 13, 1999, among Regent Communications, Inc.,
Terry S. Jacobs, William L. Stakelin, Blue Chip Capital Fund II
Limited Partnership, Blue Chip Capital Fund III Limited Partnership,
Miami Valley Venture Fund, L.P., PNC Bank, N.A., as trustee,
PNC Bank, N.A., Custodian, Waller-Sutton Media Partners, L.P.,
River Cities Capital Fund Limited Partnership, Mesirow Capital
Partners VII, WPG Corporate Development Associates V, L.L.C.,
WPG Corporate Development Associates V (Overseas) L.P., General
Electric Capital Corporation, William H. Ingram, Joel M. Fairman,
The Roman Arch Fund L.P., The Roman Arch Fund II L.P. and the
Prudential Insurance Company of America (previously filed as Exhibit
4(ii) to Amendment No. 1 to the Registrant's Form S-1 Registration
Statement No. 333-91703 filed December 29, 1999 and incorporated herein by this reference)

Stock Purchase Agreement dated as of November 24, 1999,                            4.28**
between Regent Communications, Inc. and Blue Chip Capital Fund
III Limited Partnership (see Note 4 below) (previously filed as
Exhibit 4(jj) to Amendment No. 1 to the Registrant's Form S-1
Registration Statement filed December 29, 1999 and incorporated herein by this reference)

Registration Rights Agreement, dated as of August 28, 2001,                        4.29**
between Regent Communications, Inc. and Bayard H. Walters
(previously filed as Exhibit 10(a) to the Registrant's Form 10-Q for the quarter ended September 30, 2001 and incorporated herein by this reference)

Third Amendment to Registration Rights Agreement, dated August                     4.30**
28, 2001, among Regent Communications, Inc. and the Stockholders who are signatories thereto (previously filed as Exhibit 10(b) to the
Registrant's Form 10-Q for the quarter ended September 30, 2001 and incorporated herein by this reference)

Fourth Amendment to Registration Rights Agreement dated as of                      4.31**
November 26,2001, among Regent Communications, Inc. and the


Stockholders who are signatories thereto (previously filed as Exhibit
10(t) to the Registrant's Form 10-K for the year ended December 31, 2001 and Incorporated herein by this reference)

Form of Stock Purchase Agreement dated as of November 26, 2001                     4.32**
(see Note 5 below) (previously filed as Exhibit 10.1 to the Registrant's
Form S-3 Registration Statement No. 333-74704 filed December 6, 2001 and incorporated herein by reference)

Registration Rights Agreement dated as of January 7, 2002, between                 4.33**
Regent Communications, Inc. and ComCorp of Lafayette, Inc. (previously filed as Exhibit 10(u) to the Registrant's Form 10-K for the year ended
December 31, 2001 and incorporated herein by reference)

Registration Rights Agreement dated as of January 7, 2002, between                 4.34**
Regent Communications, Inc. and Abbeville Broadcasting Service, Inc.
(previously filed as Exhibit 10(v) to the Registrant's Form 10-K for the year ended December 31, 2001 and incorporated herein by reference)

Form of Senior Debt Indenture of Regent Communications, Inc.                       4.35

Form of Subordinated Debt Indenture of Regent Communications, Inc.                 4.36

Form of Senior Debt Indenture of Regent Broadcasting, Inc.                         4.37

Form of Subordinated Debt Indenture of Regent Broadcasting, Inc.                   4.38

Form of Warrant Agreement                                                          4.39*

Form of Deposit Agreement                                                          4.40*

Form of Stock Purchase Contract                                                    4.41*

Opinion of Graydon Head & Ritchey LLP                                              5.1***

Statements re: Computation of Ratios                                              12.1***

Consent of Graydon Head & Ritchey LLP                                             23.1***
(Included in Exhibit 5.1)

Consent of PricewaterhouseCoopers, LLP                                            23.2

A power of attorney in which various individuals authorize                        24.1
the signing of their names to any and all amendments to
this Registration Statement and other documents submitted
in connection herewith is contained on the first page of
the signature pages following Part II of this Registration
Statement

Statement of Eligibility of Trustee                                   25.1****
------------------------------

* To be filed, as applicable to a particular offering of securities, as an exhibit to a Current Report on Form 8-K and incorporated herein by reference thereto.
**       Incorporated by reference.
***      To be filed by an amendment.
**** To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.

NOTES
-----

1. Seven substantially identical notes were made by Regent Broadcasting, Inc. as follows:


Original Holder                                               Principal Amount
---------------                                               ----------------

General Electric Capital Corporation                          $22,000,000
Dresdner Bank AG, New York and Cayman Islands Branches        $22,000,000
Mercantile Bank National Association                          $16,000,000
U.S. Bank National Association                                $10,000,000
Summit Bank                                                   $10,000,000
Michigan National Bank                                        $10,000,000
The CIT Group Equipment Financing, Inc.                       $10,000,000

2. Six substantially identical warrants for the purchase of shares of Registrant's common stock were issued as follows:


Holder                                                        Common Shares
------                                                        -------------

Waller-Sutton Media Partners, L.P.                               650,000
WPG Corporate Development Associates V, L.L.C                    112,580
WPG Corporate Development Associates (Overseas) V, L.P.          17,420
General Electric Capital Corporation                             50,000
River Cities Capital Fund Limited Partnership                    20,000
William H. Ingram                                                10,000

3. Two substantially identical stock purchase agreements were entered into for the purchase of Series H convertible preferred stock as follows:

Purchaser                                                        Shares
---------                                                        ------

Blue Chip Capital Fund II Limited Partnership                    363,636
PNC Bank, N.A., as trustee                                       181,818

4. Four substantially identical stock purchase agreements were entered into for the purchase of Series K convertible preferred stock as follows:

Purchaser                                                        Shares
---------                                                        ------

WPG Corporate Development Associates
V, L.L.C. and WPG Corporate Development
          ---
Associates V (Overseas), L.P.                                    181,818
PNC Bank, N.A., Custodian                                        181,818
Mesirow Capital Partners VII1                                    818,181

The Prudential Insurance Company of America                    1,000,000

5. Twenty-two substantially identical stock purchase agreements were entered into for the purchase of common stock as follows:

Purchaser                                                                                       Shares
---------                                                                                       ------

U.S. Bancorp Piper Jaffray Asset Management for Benefit of Milwaukee Foundation MicroCap         3,900
U.S. Bancorp Piper Jaffray Asset Management for Benefit of WM Chester Small Cap                    400
U.S. Bancorp Piper Jaffray Asset Management for Benefit of First American MicroCap Fund        211,500
U.S. Bancorp Piper Jaffray Asset Management for Benefit of Frantschi MicroCap                   11,300
U.S. Bancorp Piper Jaffray Asset Management for Benefit of ES Tallmadge Res.                       500
U.S. Bancorp Piper Jaffray Asset Management for Benefit of Posner Partners MicroCap              5,600
U.S. Bancorp Piper Jaffray Asset Management for Benefit of Jane Petit MicroCap                     500
Firstar Bank NA, Agent Lyndhurst Associates MicroCap Fund                                       13,300
Marshall & Isley Trust Company Custodian for the Milwaukee Jewish Federation                     3,000
Edge Capital, L.P.                                                                             100,000
Pogue Capital International, LTD.                                                               52,000
Oxa Trade & Finance, Inc.                                                                       35,000
Coditec International LTD - E - VBL                                                             13,000
Blue Chip Capital Fund III Limited Partnership                                                 200,000
Silverfin & Company                                                                             12,800
Capital Blue Cross Retirement Plan                                                               3,200
Clippership & Company                                                                           90,800
Pitt & Company                                                                                  83,000
Mellon Trust Company  Trustee for NYNEX Master Pension Trust                                    45,900
Capital Blue Cross                                                                               3,800
Silverbass & Company                                                                             4,900
Palmsail & Company                                                                               5,600

ITEM 17. UNDERTAKINGS

(a)      The undersigned Registrant hereby undertakes:

               (1)To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act.

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of the securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

                    (iii) To include any material information with respect to the Plan of Distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

               Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by Regent pursuant to Section 13 or
               Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(d) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection
(a) of section 310 of the Trust Indenture Act ("Act") in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                               REGENT COMMUNICATIONS, INC.


                               By:      /s/ TERRY S. JACOBS
                                        ----------------------------------------
                                        Terry S. Jacobs
                                        Chairman of the Board and Chief
                                        Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ JOEL M. FAIRMAN                                  Date: March 18, 2002
----------------------------------------------
Joel M. Fairman


/s/ KENNETH J. HANAU                                 Date: March 18, 2002
----------------------------------------------
Kenneth J. Hanau


/s/ WILLIAM H. INGRAM                                Date: March 18, 2002
----------------------------------------------
William H. Ingram


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ R. GLEN MAYFIELD                                 Date: March 18, 2002
----------------------------------------------
R. Glen Mayfield


/s/ RICHARD H. PATTERSON                             Date: March 18, 2002
----------------------------------------------
Richard H. Patterson


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin


/s/ WILLIAM P. SUTTER, JR.                           Date: March 18, 2002
----------------------------------------------
William P. Sutter, Jr.


                                                     Date:
----------------------------------------------
John H. Wyant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                REGENT BROADCASTING, INC.


                                By:      /s/ TERRY S. JACOBS
                                         --------------------------------------
                                         Terry S. Jacobs
                                         Chairman of the Board and Chief
                                         Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                  REGENT BROADCASTING OF ALBANY, INC.


                                  By:      /s/ TERRY S. JACOBS
                                           ------------------------------------
                                           Terry S. Jacobs
                                           Chairman of the Board and Chief
                                           Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING OF CHICO, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING OF EL PASO, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                      REGENT BROADCASTING OF ERIE, INC.


                                      By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                               Terry S. Jacobs
                                               Chairman of the Board and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                      REGENT BROADCASTING OF FLAGSTAFF, INC.


                                      By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                               Terry S. Jacobs
                                               Chairman of the Board and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                    REGENT BROADCASTING OF FLINT, INC.


                                    By:      /s/ TERRY S. JACOBS
                                             ---------------------------------
                                             Terry S. Jacobs
                                             Chairman of the Board and Chief
                                             Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                      REGENT BROADCASTING OF GRAND RAPIDS, INC.


                                      By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                               Terry S. Jacobs
                                               Chairman of the Board and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                      REGENT BROADCASTING OF KINGMAN, INC.


                                      By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                               Terry S. Jacobs
                                               Chairman of the Board and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                      REGENT BROADCASTING OF LAFAYETTE, INC.


                                      By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                               Terry S. Jacobs
                                               Chairman of the Board and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                      REGENT BROADCASTING OF LAKE TAHOE, INC.


                                      By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                               Terry S. Jacobs
                                               Chairman of the Board and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING OF LEXINGTON, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING OF MANSFIELD, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING OF PALMDALE, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                      REGENT BROADCASTING OF PEORIA, INC.


                                      By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                               Terry S. Jacobs
                                               Chairman of the Board and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING OF REDDING, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING OF SAN DIEGO, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING OF SOUTH CAROLINA, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING OF ST. CLOUD, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING OF ST. CLOUD II, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING OF UTICA/ROME, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING OF WATERTOWN, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING MIDWEST, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT BROADCASTING WEST COAST, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT LICENSEE OF CHICO, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              --------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT LICENSEE OF EL PASO, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                    REGENT LICENSEE OF ERIE, INC.


                                    By:      /s/ TERRY S. JACOBS
                                             ---------------------------------
                                             Terry S. Jacobs
                                             Chairman of the Board and Chief
                                             Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT LICENSEE OF FLAGSTAFF, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                      REGENT LICENSEE OF KINGMAN, INC.


                                      By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                               Terry S. Jacobs
                                               Chairman of the Board and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT LICENSEE OF LAKE TAHOE, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT LICENSEE OF LEXINGTON, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                      REGENT LICENSEE OF MANSFIELD, INC.


                                      By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                               Terry S. Jacobs
                                               Chairman of the Board and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT LICENSEE OF PALMDALE, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                      REGENT LICENSEE OF REDDING, INC.


                                      By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                               Terry S. Jacobs
                                               Chairman of the Board and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                      REGENT LICENSEE OF SAN DIEGO, INC.


                                      By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                               Terry S. Jacobs
                                               Chairman of the Board and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                    REGENT LICENSEE OF SOUTH CAROLINA, INC.


                                    By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                             Terry S. Jacobs
                                             Chairman of the Board and Chief
                                             Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                    REGENT LICENSEE OF ST. CLOUD, INC.


                                    By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                             Terry S. Jacobs
                                             Chairman of the Board and Chief
                                             Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT LICENSEE OF UTICA/ROME, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REGENT LICENSEE OF WATERTOWN, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                     REPCOM, INC.


                                     By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                              Terry S. Jacobs
                                              Chairman of the Board and Chief
                                              Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Covington, Commonwealth of Kentucky, on March 18, 2002.

                                      SARTELL FM, INC.


                                      By:      /s/ TERRY S. JACOBS
                                              ---------------------------------
                                               Terry S. Jacobs
                                               Chairman of the Board and Chief
                                               Executive Officer

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints TERRY S. JACOBS, WILLIAM L. STAKELIN and ANTHONY A. VASCONCELLOS, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and execute on behalf of the undersigned any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any such amendments, as fully to all intents and purposes as he might or could do in person, and does hereby ratify and confirm all that said attorneys-in-fact and agents, and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Principal Executive Officer:

/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs
Chairman of the Board, Chief Executive
Officer and Secretary

Principal Financial Officer and Principal
Accounting Officer:

/s/ ANTHONY A. VASCONCELLOS                          Date: March 18, 2002
----------------------------------------------
Anthony A. Vasconcellos
Senior Vice President and Chief Financial Officer

Directors of the Company:


/s/ TERRY S. JACOBS                                  Date: March 18, 2002
----------------------------------------------
Terry S. Jacobs


/s/ WILLIAM L. STAKELIN                              Date: March 18, 2002
----------------------------------------------
William L. Stakelin